UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tané Tyler, Esq., Secretary

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – June 30, 2011

Item 1. Report to Stockholders.

SEMI-ANNUAL • JUNE 30, 2011 *(Unaudited)*

COHEN & STEERS
Global Realty Majors ETF

An ALPS Advisors, Inc. Solution

NYSE ARCA: GRI

Dear Shareholders:

When ALPS launched its ETF Trust in 2008 our goal was to bring innovative solutions to the ETF(1) industry that provide investors with access to a unique market segment or strategy. Our first portfolio – the Cohen & Steers Global Realty Majors ETF – is one of the only ETFs to provide investors with access to a diversified portfolio of global real estate securities. US real estate, while already a mainstream asset class, only covers 1/3 of the global real estate universe. Furthermore, development of REITs in the global market continues to be strong as foreign countries seek to securitize their private real estate holdings. As a result, a real estate fund that is global in scope can provide investors with a wider range of opportunities while preserving the diversification and income benefits of US REITs.

By partnering with Cohen & Steers, we have secured a best in breed real estate manager with a great track record and reputation. Furthermore, the transparency(2), low cost and tax efficiency of the ETF structure provides access to global real estate in a very efficient manner. We believe access to global real estate, the benefits of the ETF structure, and the expertise of Cohen & Steers make for a powerful investment combination that will allow investors to build better portfolios.

In the pages that follow our Fund managers have provided a performance overview. We thank you for your investment and for being a GRI shareholder.

Thomas A. Carter*

President, ALPS ETF Trust

*	Registered representative of ALPS Distributors, Inc.
(1)	Exchange Traded Fund (“ETF”).
(2)	ETFs are considered transparent because their portfolio holdings are disclosed daily.

Ordinary	brokerage commissions apply.

FUND DESCRIPTION

The Cohen & Steers Global Realty Majors ETF (the “Fund”) seeks investment results that correspond generally to the performance (before the Fund’s fees and expenses) of an equity index called the Cohen & Steers Global Realty Majors Index (the “Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “GRI.” The Fund will normally invest substantially all of its assets in the 75 stocks that comprise the Cohen & Steers Global Realty Majors Index. The Fund began trading on May 9, 2008.

The Index is a free-float, market-cap-weighted total return index of selected real estate equity securities maintained by Cohen & Steers. It is quoted intraday on a real-time basis by the Chicago Mercantile Exchange under the symbol GRM. The Index’s free-float market capitalization approach and qualitative screening process emphasize companies that the Cohen & Steers Index Committee believes are leading the securitization of real estate globally.

PERFORMANCE OVERVIEW

Global real estate securities posted modest total returns in the first half of 2011, rising 5.7% compared with 6.0% for the S&P 500. All of the gains were concentrated in the first few months of the year, as real estate securities appreciated more than 8% through April. However, REITs suffered in May and June from the same headwinds that impacted equities overall, including disappointing jobs data out of the US and sovereign debt issues in Europe. Asian real estate securities underperformed due to rising inflation and policy tightening and were the worst performers regionally, declining 4.9%. In the first half, European real estate securities lead the way rising 10.8%, followed closely by North America which gained 10.3%.

The European market fared well in the first half of the year despite lingering sovereign debt concerns. The UK property market was the strongest performer (16.3%), buoyed by both stronger than expected residential demand for property and solid occupancy gains in the office sector. France (12.9%) was the 2nd best performing region in Europe and benefited primarily from falling cap rates, a trend that we have seen across a number of prime assets in northern Europe.

The US REIT market was up 10% for the first half of the year, led by Regional mall owners and apartment complexes. Both sectors benefited from an unexpected increase in demand and essentially no new supply. In the office sector, urban landlords did better than suburban ones due to improving leasing trends. The industrial and hotel property sectors trailed on concerns of slowing global demand and high oil prices, while health care REITs suffered from uncertainties surrounding various Medicare budget proposals.

The Asia-Pacific market was the worst performer globally in the first half of the year, declining 4.9% amid fears of increased inflation and further policy tightening. Hong Kong and Singapore fared the worst as both regions were plagued by public discontent about housing affordability and expectations of higher interest rates. Australian property stocks declined as well, but to a lesser degree in part due to the central bank’s decision not to raise rates. Japan continued to recover from the earthquake in March and was benefited by unexpected resilience in residential demand.

For the six month period ended June 30, 2011 the Fund’s market price increased 6.90% and the Fund’s net asset value (“NAV”) increased 6.54%. Over the same time period the Fund’s benchmark was up 6.08%.

Annualized	Six Month	One Year	Since Inception*
Fund Performance
NAV	6.54%	33.24%	-4.49%
Market Price**	6.90%	33.90%	-4.27%
Index Performance
Cohen & Steers Global Realty Majors® Portfolio Index	7.14%	34.62%	-3.57%
FTSE EPRA/NAREIT Developed Real Estate Index	6.07%	33.36%	-3.30%

Total Expense Ratio (per the current prospectus) 0.55%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsetfs.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

*    Fund Inception 5/7/08.

**   Market Price is the price at which a share can currently be traded in the market.

Cohen & Steers Global Realty Majors® Portfolio Index: A free-float adjusted, modified market capitalization-weighted index of global real estate equities. The modified market capitalization weighting approach and qualitative screening process emphasize those companies that, in the opinion of the Cohen & Steers investment committee, are leading the securitization of real estate globally.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

S&P 500 Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot invest directly in an index.

TOP 10 HOLDINGS* as of June 30, 2011

Simon Property Group, Inc.	4.01%
Unibail-Rodamco	3.81
Mitsubishi Estate Co., Ltd.	3.80
Sun Hung Kai Properties, Ltd.	3.75
Westfield Group	3.55
Equity Residential	3.19
ProLogis	2.93

Public Storage	2.88%
Vornado Realty Trust	2.75
Boston Properties, Inc.	2.73
Percent of Net Assets in Top Ten Holdings:	33.40%

* Future holdings are subject to change.

GEOGRAPHIC BREAKDOWN**

United States	45.27%
Hong Kong	14.04
Australia	9.62
Japan	9.00
United Kingdom	6.67
France	6.33
Singapore	3.71

Netherlands	1.82%
Canada	1.65
Brazil	0.82
Switzerland	0.60
Sweden	0.47

** % of Total Investments

Growth OF $10K as of June 30, 2011

Comparison of Change in Value of $10,000 Investment in Cohen & Steers Global Realty Majors ETF and Cohen & Steers Global Realty Majors® Portfolio Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at July 1, 2010, and held through the period ended June 30, 2011.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 1/01/11	Ending Account Value 6/30/11	Expense Ratio	Expenses Paid During the Period(a) 1/01/11-6/30/11
Actual	$ 1,000.00	$ 1,065.40	0.55%	$ 2.82
Hypothetical	$ 1,000.00	$ 1,022.07	0.55%	$ 2.76

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), then divided by 365.

Security Description	Shares	Value

COMMON STOCKS (99.63%)
Australia (9.58%)
CFS Retail Property Trust	250,603	$486,956
Dexus Property Group	516,449	486,561
Goodman Group	739,480	558,139
GPT Group	182,625	617,838
Mirvac Group	364,502	487,795
Stockland Trust Group	254,332	928,501
Westfield Group	225,984	2,095,186

		5,660,976

Brazil (0.82%)
BR Malls Participacoes SA	43,000	483,604

Canada (1.64%)
Boardwalk Real Estate Investment Trust	4,132	206,750
RioCan Real Estate Investment Trust	28,340	761,724

		968,474

France (6.31%)
Fonciere des Regions	3,522	373,020
Gecina SA	2,788	389,545
ICADE	2,427	299,202
Klepierre	10,019	413,484
Unibail-Rodamco	9,745	2,252,834

		3,728,085

Hong Kong (13.98%)
China Overseas Land & Investment, Ltd.	410,000	878,882
China Resources Land, Ltd.	212,500	384,514
Hang Lung Properties, Ltd.	223,000	914,210
Henderson Land Development Co., Ltd.	113,000	728,283
Hongkong Land Holdings, Ltd.	122,000	868,640
Kerry Properties, Ltd.	70,500	339,759
The Link Real Estate Investment Trust	238,000	812,067
Sun Hung Kai Properties, Ltd.	152,000	2,213,218
The Wharf Holdings, Ltd.	161,700	1,123,198

		8,262,771

Japan (8.97%)
Mitsubishi Estate Co., Ltd.	129,000	2,245,840
Mitsui Fudosan Co., Ltd.	88,000	1,501,535
Nippon Building Fund, Inc.	57	554,755
Sumitomo Realty & Development Co., Ltd.	45,000	996,842

		5,298,972

Security Description	Shares	Value
Netherlands (1.82%)
Corio N.V.	9,712	$643,499
Eurocommercial Properties N.V.	3,910	194,444
Wereldhave N.V.	2,316	235,687

		1,073,630

Singapore (3.69%)
Ascendas Real Estate Investment Trust	180,066	299,230
CapitaLand, Ltd.	353,000	836,779
CapitaMall Trust	249,347	379,830
CapitaMalls Asia, Ltd.	88,725	106,244
City Developments, Ltd.	66,000	559,140

		2,181,223

Sweden (0.47%)
Castellum AB	18,560	278,839

Switzerland (0.60%)
PSP Swiss Property AG*	3,710	351,833

United Kingdom (6.64%)
British Land Co., Plc	94,427	923,231
Capital Shopping Centres Group Plc	63,729	408,743
Derwent London Plc	8,789	257,654
Great Portland Estates Plc	33,742	236,186
Hammerson Plc	75,432	582,987
Land Securities Group Plc	81,846	1,120,183
Segro Plc	79,141	396,799

		3,925,783

United States (45.11%)
Alexandria Real Estate Equities, Inc.	6,501	503,307
Apartment Investment and Management Co., Class A	12,608	321,882
AvalonBay Communities, Inc.	9,188	1,179,739
Boston Properties, Inc.	15,221	1,615,861
BRE Properties, Inc.	7,764	387,268
Brookfield Office Properties, Inc.	25,217	486,184
Camden Property Trust	7,447	473,778
Corporate Office Properties Trust	7,504	233,450
Digital Realty Trust, Inc.	9,754	602,602
Douglas Emmett, Inc.	13,410	266,725
Duke Realty Corp.	26,951	377,584
Equity Residential	31,375	1,882,500

Security Description	Shares	Value
United States (continued)
Essex Property Trust, Inc.	3,433	$464,451
Federal Realty Investment Trust	6,568	559,462
General Growth Properties, Inc.	75,116	1,253,686
HCP, Inc.	42,798	1,570,259
Health Care REIT, Inc.	18,798	985,579
Host Hotels & Resorts, Inc.	72,619	1,230,892
Kimco Realty Corp.	43,377	808,547
Liberty Property Trust	12,227	398,356
The Macerich Co.	13,912	744,292
ProLogis	48,374	1,733,724
Public Storage	14,916	1,700,573
Regency Centers Corp.	9,594	421,848
Simon Property Group, Inc.	20,381	2,368,884
SL Green Realty Corp.	8,847	733,151
UDR, Inc.	19,477	478,160
Ventas, Inc.	17,445	919,526
Vornado Realty Trust	17,445	1,625,525
Weingarten Realty Investors	12,860	323,558

		26,651,353

TOTAL COMMON STOCKS
(Cost $51,997,834)		58,865,543

TOTAL INVESTMENTS (99.63%)
(Cost $51,997,834)		58,865,543

NET OTHER ASSETS AND LIABILITIES (0.37%)		216,968

NET ASSETS (100.00%)		$59,082,511

*	Non-income producing security.

Common Abbreviations:
AB -	Aktiebolag is the Swedish equivalent of the term corporation.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd. -	Limited.
N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
Plc -	Public Limited Co.
REIT -	Real Estate Investment Trust
SA -	Generally designated corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

ASSETS:
Investments, at value	$58,865,543
Foreign currency, at value (Cost $69,988)	70,149
Receivable for investments sold	279,268
Foreign tax reclaims	4,891
Interest and dividends receivable	193,435
Total Assets	59,413,286

LIABILITIES:
Payable to custodian	77,588
Payable for investments purchased	227,052
Payable to advisor	26,095
Total Liabilities	330,735
NET ASSETS	$59,082,551

NET ASSETS CONSIST OF:
Paid-in capital	$55,214,403
Overdistributed net investment income	(1,149,159)
Accumulated net realized loss on investments and foreign currency transactions	(1,852,484)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,869,791
NET ASSETS	$59,082,551

INVESTMENTS, AT COST	$51,997,834

PRICING OF SHARES
Net Assets	$59,082,551
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,600,000
Net Asset Value, offering and redemption price per share	$36.93

See Notes to Financial Statements.

INVESTMENT INCOME:
Dividends(a)	$1,298,969
Total Investment Income	1,298,969

EXPENSES:
Investment advisory fee	138,273
Total Net Expenses	138,273
NET INVESTMENT INCOME	1,160,696

Net realized gain on investments	530,039
Net realized loss on foreign currency transactions	(819)
Net change in unrealized appreciation on investments	1,410,442
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	572
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,940,234
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,100,930

(a)	Net of foreign withholding tax of $52,226.

See Notes to Financial Statements.

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
OPERATIONS:
Net investment income	$1,160,696	$1,104,720
Net realized gain/(loss) on investments and foreign currency transactions	529,220	(961,629)
Net change in unrealized appreciation on investments and foreign currency	1,411,014	5,070,740
Net increase in net assets resulting from operations	3,100,930	5,213,831

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,265,559)	(1,865,795)
Total distributions	(1,265,559)	(1,865,795)

SHARE TRANSACTIONS:
Proceeds from sale of shares	18,302,156	26,743,914
Cost of shares redeemed	(3,681,311)	(68,866)
Net increase from share transactions	14,620,845	26,675,048
Net increase in net assets	16,456,216	30,023,084

NET ASSETS:
Beginning of period	42,626,335	12,603,251
End of period*	$59,082,551	$42,626,335

*Including overdistributed net investment income of:	$(1,149,159)	$(1,044,296)

Other Information:
SHARE TRANSACTIONS:
Beginning shares	1,200,000	402,000
Shares sold	500,000	800,000
Shares redeemed	(100,000)	(2,000)
Shares outstanding, end of period	1,600,000	1,200,000

See Notes to Financial Statements.

Intentionally Left Blank

	For the Six Months Ended June 30, 2011 (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$35.52

INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.83	(a)
Net realized and unrealized gain/(loss) on investments	1.47
Total from Investment Operations	2.30

LESS DISTRIBUTIONS:
From net investment income	(0.89)
Total Distributions	(0.89)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.41
NET ASSET VALUE, END OF PERIOD	$36.93

TOTAL RETURN(b)	6.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$59,083

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.62	%(c)
Operating expenses including reimbursement/waiver	0.55	%(c)
Operating expenses excluding reimbursement/waiver	0.55	%(c)
PORTFOLIO TURNOVER RATE(d)	11%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period May 7, 2008 (Inception) through December 31, 2008
$31.35	$25.06	$50.00

1.43 (a)	0.98	0.47
4.68	7.00	(24.92)
6.11	7.98	(24.45)

(1.94)	(1.69)	(0.49)
(1.94)	(1.69)	(0.49)
4.17	6.29	(24.94)
$35.52	$31.35	$25.06

19.91%	32.51%	(48.90)%

$42,626	$12,603	$5,063

4.33%	3.24%	3.49	%(c)
0.55%	0.55%	0.55	%(c)
0.55%	0.55%	0.55	%(c)
14%	18%	18%

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2011, the Trust consists of nine separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Cohen & Steers Global Realty Majors ETF (the “Fund”), which commenced operations on May 7, 2008. The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Cohen & Steers Global Realty Majors Index.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Foreign Currency Translation and Foreign Investments

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Amounts related to the purchases and sales of securities and investment income are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax differences resulting primarily from differing treatment of foreign currency were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$11,730	$(9,863)	$(1,867)

Net investment income/(loss) and net realized gain/(loss), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

At December 31, 2010, the Fund had available for tax purposes unused capital loss carryforwards as follows:

Year of Expiration
2016	2017	2018	Total
$176,692	$809,982	$187,843	$1,174,517

The Fund intends to defer to its fiscal year ending December 31, 2011 approximately $2,183 of capital and $74,812 of foreign currency and passive foreign investment company losses recognized during the period from November 1, 2010 to December 31, 2010.

E. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Distributions paid from:
Ordinary income	$ 1,865,795	$ 504,174
Total	$ 1,865,795	$ 504,174

As of December 31, 2010, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$351,629
Accumulated net realized loss on investments and foreign currency transactions	(1,176,700)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,932,660
Other Cumulative Effect of Timing Differences	(74,812)
Total	$2,032,777

The differences between book-basis and tax-basis are primarily due to the deferral of post-October losses and the differing treatment of certain other investments.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund will file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2008 through December 31, 2010, the Fund’s returns are still open to examination by the appropriate taxing authority.

G. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	unadjusted quoted prices in active markets for identical investments

Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Common Stocks	$58,865,543	$–	$–	$58,865,543
TOTAL	$58,865,543	$–	$–	$58,865,543

*	For a detailed geographical breakdown, see the accompanying Schedule of Investments.

For the period ended June 30, 2011, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND
OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fees of the Sub-Adviser, the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

Mellon Capital Management Corporation acts as the Fund’s sub-adviser (the “Sub-Adviser”) pursuant to a sub-advisory agreement with the Investment Adviser (the “Sub-Advisory Agreement”). According to this agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis, an annual rate of 0.10% of the Fund’s average daily net assets. The Investment Adviser will pay the Sub-Adviser a minimum of $125,000 per year.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500, $1,500 for each regularly scheduled Board meeting attended and $750 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2011, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Purchases	Sales
$8,188,157	$5,457,771

For the period ended June 30, 2011, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$14,449,520	$2,684,867

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

As of June 30, 2011, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross Appreciation (excess of value over tax cost)	$6,431,266
Gross Depreciation (excess of tax cost over value)	(571,722)

Net unrealized appreciation	$5,859,544
Cost of investment for income tax purposes	$53,005,999

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. SUBSEQUENT EVENTS

Prior to June 30, 2011 Mellon Capital Management Corporation acted as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser. According to this agreement, the Investment Adviser paid the sub-adviser on a monthly basis, an annual rate of 0.10% of the Fund’s average daily net assets subject to an annual minimum of $125,000. Effective July 1, 2011, the sub-advisory agreement was terminated and all responsibilities were assumed by the Investment Adviser.

On July 19, 2011, ALPS Holdings, Inc. (“ALPS”) and its various subsidiaries (including ALPS Advisors, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc.), entered into a merger agreement (“Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. Completion of the Transaction is subject to a number of conditions, including without limitation obtaining regulatory approval and the consent to the Transaction by a certain percentage of ALPS’ clients representing a specified percentage of the annualized revenue of ALPS and its subsidiaries. ALPS and DST currently expect to complete the Transaction in the fourth quarter of 2011.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsetfs.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsetfs.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-732-0330.

At an in-person meeting held on June 27, 2011, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Investment Adviser”) with respect to Cohen & Steers Global Realty Majors ETF (the “Fund”).

In evaluating the Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but includes the principal matters it considered. The Board considered whether renewal of the Advisory Agreement would be in the best interests of the Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement; (ii) the investment performance of the Fund; (iii) the expenses borne by the Fund under the unitary fee arrangement of the Advisory Agreement; (iv) the estimated profitability of the Investment Adviser and its affiliates from their relationship with the Fund; (v) potential fall-out benefits to the Investment Adviser from its relationship with the Fund; and (vi) other general information about the Investment Adviser and its affiliates. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be provided

The Board considered the nature, extent and quality of the services to be provided by the Investment Adviser, including the functions performed by the Investment Adviser for the Fund, information describing the Investment Adviser’s organization and the background and experience of the persons responsible for the day-to-day management of the Fund. The Trustees reviewed financial information regarding the Investment Adviser and its parent company. The Board considered that the Fund would be managed by senior personnel at the Investment Adviser. In that regard, the Board considered the history of care and conscientiousness in supervising the management of the Fund provided by such personnel. The Board also considered the compliance records of the Investment Adviser. Finally, the Board considered its and the Fund’s association with the current personnel employed by the Investment Adviser.

The Board concluded that the nature and extent of the services to be provided by the Investment Adviser to the Fund were appropriate, that the quality of the service was satisfactory, and that the Fund was likely to benefit from services provided under the Advisory Agreement. The Board also concluded that the Investment Adviser would have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively. The Board also concluded that the Investment Adviser had demonstrated a continuing ability to attract and retain well-qualified personnel.

Investment Performance

The Board also reviewed investment performance information of the Fund compared to that of a peer group and its benchmark index. The Board evaluated the correlation and tracking error between the underlying index and the Fund.

Costs of the Services to be Provided to the Fund

The Board noted that the advisory fee paid to the Investment Adviser by the Fund was a unitary fee pursuant to which the Investment Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, advisory, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board reviewed comparative fee information for the Fund, including information about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board considered the fact that the Fund’s fees were generally comparable to the fees charged to similar funds. The Board concluded that the unitary fee payable by the Fund to the Investment Adviser was reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

Projected Profitability and Costs of Services to the Investment Adviser

The Board reviewed reports of the financial position of the Investment Adviser and its parent company. The Board considered the estimated profitability of the overall relationship between the Investment Adviser and its affiliates and the Fund. The Board noted that since the Fund was subject to a unitary fee arrangement with the Investment Adviser pursuant to the Advisory Agreement, there were no other fees payable to other affiliates for non-advisory services. The Board noted that the Investment Adviser was currently not experiencing profitability with respect to its management of the Fund, and concluded that the estimated future profitability of the Investment Adviser and its affiliates was reasonable in relation to the services to be provided, and to the costs of providing services to the Fund. The Board acknowledged the Investment Adviser’s well-established stand-alone management relationships independent of the Fund and the regulatory and entrepreneurial risks it assumed in connection with the management of the Fund.

Fall-Out Benefits

The Board also considered any potential “fall-out” benefits that the Investment Adviser might receive because of its relationship with the Fund and concluded that there were no such benefits.

Economies of Scale

The Board reviewed the Fund’s assets under management, and noted that because of the Fund’s unitary fee arrangement, consideration of economies of scale was not a relevant factor to the Fund.

Conclusion

Based on its evaluation, the Board unanimously concluded that the terms of the Advisory Agreement continued to be reasonable, fair and in the best interests of the Fund and its shareholders.

ALPS EQUAL Sector Weight ETF

An ALPS Advisors Solution

EQL

ALPS ETF Trust | SEMI-ANNUAL REPORT

June 30, 2011

ALPS Equal Sector Weight ETF

Table of Contents

	PAGE
Shareholder Letter	2
Performance Overview	3
Disclosure of Fund Expenses	6
Schedule of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Additional Information	18
Board Considerations Regarding Approval of Investment Advisory Agreements	19

ALPS Equal Sector Weight ETF | www.alpsetfs.com

Dear Shareholders:

When ALPS launched its ETF Trust in 2008 our goal was to bring innovative solutions to the ETF(1) industry that provide investors with access to a unique market segment or strategy. With the launch of EQL in July of 2009 we fulfilled that promise by bringing to market the world’s first ETF that provides access to an Equal Sector Strategy.

Sectors are one of the most important drivers of risk and return. An Equal Sector Strategy can minimize the negative impact that any one sector can have on a portfolio. At the same time by offering meaningful exposure to each sector of the market, it allows investors the ability to participate in market rallies regardless of where they occur. We believe the transparency(2), liquidity(3) and low fees of the ETF structure make EQL a viable alternative for US large-cap investing.

In the pages that follow our Fund managers have provided a performance overview. We thank you for your investment and for being an EQL shareholder.

Thomas A. Carter*

President, ALPS ETF Trust

*	Registered representative of ALPS Distributors, Inc. Ordinary brokerage commissions apply.

(1)	Exchange Traded Fund (“ETF”).
(2)	ETFs are considered transparent because their portfolio holdings are disclosed daily.
(3)	ETFs are considered to have continuous liquidity because they allow for an individual to trade throughout the day.

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the Banc of America Securities – Merrill Lynch Equal Sector Weight Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Adviser will seek to match the performance of the Underlying Index. The Underlying Index is an index of indexes comprised in equal proportions of the nine Select Sector SPDR Indexes (“The Underlying Sector Indexes”). In order to track the securities in the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of Select Sector SPDR exchange-traded funds (each, an “Underlying Sector ETF” and collectively the “Underlying Sector ETFs”) that track the Underlying Sector indexes of which the Underlying Index is comprised.

PERFORMANCE OVERVIEW

For the semi-annual period ended June 30, 2011, the Fund generated a total return of 6.70%, outperforming its benchmark, the Banc of America Securities Merrill Lynch Equal Sector Weight Index, as well as the S&P 500 which returned 5.93% and 6.02%, respectively. The Fund will generally outperform its benchmark because of the total return nature which accounts for the reinvestment of dividends, whereas the benchmark only captures capital appreciation and ignores the effect of dividends and interest. In general, US large-cap equities continued their momentum from 2009, although sluggish GDP growth in the US, sovereign debt issues in Europe and the pending expiration of the 2rd round of Quantitative Easing (“QE 2”) all began to weigh on equity prices in the latter half of the 2nd quarter. All nine sectors of the S&P 500 had positive returns for the first half of 2011 with the exception of Financials which declined 3.1%. Of particular significance was the change in sector leadership that took place in the first six months of the year. Defensive sectors, which had lagged during most of the recovery since March of 2009, lead the way. The best performing sector was Healthcare (14.0%), followed by Utilities (9.1%). After Financials, The Technology (2.9%) and Materials (3.6%) sectors were the worst performers in the first half of 2010, reversing nearly a two-year trend during which those sectors lead the recovery.

Compared to the S&P 500, the Fund benefited from its sector weights in 8 of the 9 sectors. The Fund benefited most from its relative overweight in the Utilities and Consumer Staples sectors as well as from its underweight in the Technology and Financial sectors. The Fund was negatively impacted by its overweight in the Materials sector which was the 3rd worst performing sector during the period.

PERFORMANCE as of June 30, 2011

Annualized	6 Month	1 Year	Since Inception Annualized*
ALPS Equal Sector Weight ETF
NAV (Net Asset Value)	6.67%	32.28%	24.72%
Market Price**	6.70%	32.40%	24.85%
Banc of America Securities Merrill Lynch Equal Sector Weight Index	5.93%	30.31%	22.70%
S&P 500 Total Return Index	6.02%	30.69%	23.89%
Total Expense Ratio (per the current Prospectus)	0.54%

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than actual data quoted. Call 1.866.675.2639 or visit www.alpsetfs.com for current month end performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

*	The Fund commenced Investment Operations on July 06, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Banc of America Securities Merrill Lynch Equal Sector Weight Index: a U.S. equity index comprised, in equal weights, of nine sub-indices, and is a price-return index.

S&P 500 Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot invest directly in an index.

The following table shows the sector weights of both the Fund and the S&P 500 as of June 30, 2011:

SECTOR WEIGHTING COMPARISON as of June 30, 2011

	EQL	S&P 500
Materials (XLB)	11.5%	3.7%
Energy (XLE)	11.3	12.7
Consumer Discretionary (XLY)	11.3	10.6
Industrials (XLI)	11.2	11.3
Technology (XLK)	11.2	20.9
Financials (XLF)	11.0	15.1
Utilities (XLU)	10.9	3.4
Healthcare (XLV)	10.9	11.7
Consumer Staples (XLP)	10.7	10.6

Source: S&P 500.

SECTOR ALLOCATION as of June 30, 2011

GROWTH OF $10,000 as of June 30, 2011

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at January 1, 2011 and held through the period ended June 30, 2011.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 1/01/11	Ending Account Value 6/30/11	Expense Ratio	Expenses Paid During the Period 1/01/11 - 6/30/11(a)
Actual	$1,000.00	$1,066.70	0.34%	$ 1.74
Hypothetical	$1,000.00	$1,023.11	0.34%	$ 1.71

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), then divided by 365.

Security Description	Shares	Value

EXCHANGE TRADED FUNDS (99.91%)
Consumer Discretionary (11.32%)
Consumer Discretionary Select Sector SPDR Fund	157,930	$6,350,365

Consumer Staples (10.72%)
Consumer Staples Select Sector SPDR Fund	192,569	6,013,930

Energy (11.23%)
Energy Select Sector SPDR Fund	83,588	6,298,356

Financials (10.97%)
Financial Select Sector SPDR Fund	401,647	6,157,248

Healthcare (10.91%)
Health Care Select Sector SPDR Fund	172,415	6,124,181

Industrials (11.22%)
Industrial Select Sector SPDR Fund	169,061	6,295,831

Materials (11.48%)
Materials Select Sector SPDR Fund	163,573	6,441,505

Technology (11.22%)
Technology Select Sector SPDR Fund	244,859	6,292,876

Utilities (10.84%)
Utilities Select Sector SPDR Fund	181,660	6,081,977

TOTAL EXCHANGE TRADED FUNDS (Cost $49,928,961)		56,056,269

TOTAL INVESTMENTS (99.91%) (Cost $49,928,961)		56,056,269

NET OTHER ASSETS AND LIABILITIES (0.09%)		48,797

NET ASSETS (100.00%)		$56,105,066

Common Abbreviations:
SPDR - Standard & Poor’s Depositary Receipts

   See Notes to Financial Statements.

ASSETS:
Investments, at value	$56,056,269
Cash	64,119

Total Assets	56,120,388

LIABILITIES:
Payable to advisor	15,322

Total Liabilities	15,322

NET ASSETS	$56,105,066

NET ASSETS CONSIST OF:
Paid-in capital	$46,086,702
Overdistributed net investment income	(1,711)
Accumulated net realized gain on investments	3,892,767
Net unrealized appreciation on investments	6,127,308

NET ASSETS	$56,105,066

INVESTMENTS, AT COST	$49,928,961
PRICING OF SHARES
Net Assets	$56,105,066
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,500,000
Net Asset Value, offering and redemption price per share	$37.40

See Notes to Financial Statements.

INVESTMENT INCOME:
Dividends	$533,894
Total Investment Income	533,894
EXPENSES:
Investment advisory fee	105,787
Total expenses before reimbursement	105,787
Expenses reimbursed/waived by:
Investment advisor	(8,577)
NET EXPENSES	97,210
NET INVESTMENT INCOME	436,684
Net realized gain on investments	3,875,020
Net change in unrealized appreciation on investments	(1,198,628)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,676,392
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,113,076

See Notes to Financial Statements.

	For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010

OPERATIONS:
Net investment income	$436,684	$758,350
Net realized gain on investments	3,875,020	298,723
Net change in unrealized appreciation on investments	(1,198,628)	5,854,347

Net increase in net assets resulting from operations	3,113,076	6,911,420

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(443,952)	(758,546)

Total distributions	(443,952)	(758,546)

SHARE TRANSACTIONS:
Proceeds from sale of shares	20,362,110	34,389,889
Cost of shares redeemed	(19,937,858)	(1,539,300)

Net increase from share transactions	424,252	32,850,589

Net increase in net assets	3,093,376	39,003,463

NET ASSETS:
Beginning of period	53,011,690	14,008,227

End of period*	$56,105,066	$53,011,690

* Including (over)/undistributed net investment income of:	$(1,711)	$5,557

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	1,500,000	450,000
Shares sold	550,000	1,100,000
Shares redeemed	(550,000)	(50,000)

Shares outstanding, end of period	1,500,000	1,500,000

See Notes to Financial Statements.

	For the Six Months Ended June 30, 2011 (Unaudited)		For the Year Ended December 31, 2010	For the Period July 7, 2009 (Inception) through December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$35.34		$31.13	$25.04

INCOME FROM OPERATIONS:
Net investment income	0.28	(a)	0.68 (a)	0.31
Net realized and unrealized gain on investments	2.08		4.14	6.10

Total from Investment Operations	2.36		4.82	6.41

LESS DISTRIBUTIONS:
From net investment income	(0.30)		(0.61)	(0.31)
From capital gains	–		–	(0.01)

Total Distributions	(0.30)		(0.61)	(0.32)

NET INCREASE IN NET ASSET VALUE	2.06		4.21	6.09

NET ASSET VALUE, END OF PERIOD	$37.40		$35.34	$31.13

TOTAL RETURN(b)	6.67%		15.67%	25.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$56,105		$53,012	$14,008

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.53	%(c)	2.14%	2.60	%(c)
Net investment income excluding reimbursement/waiver	1.50	%(c)	2.11%	2.57	%(c)
Operating expenses including reimbursement/waiver	0.34	%(c)	0.34%	0.34	%(c)
Operating expenses excluding reimbursement/waiver	0.37	%(c)	0.37%	0.37	%(c)
PORTFOLIO TURNOVER RATE(d)	2%		7%	4%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See	Notes to Financial Statements.

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2011, the Trust consists of nine separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”), which commenced on July 7, 2009. The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Banc of America Securities Merrill Lynch Equal Sector Weight Index.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the

NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$5,712	$(286,603)	$280,891

Net investment income and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	Year Ended December 31, 2010	Period Ended December 31, 2009
Distributions paid from:
Ordinary Income	$ 758,546	$127,761
Total	$758,546	$127,761

As of December 31, 2010, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income		$50,692
Net unrealized appreciation on investments		7,298,548
Total		$7,349,240

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

E. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund will file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2009, and December 31, 2010, the Fund’s returns are open to examination by the appropriate taxing authority.

F. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	unadjusted quoted prices in active markets for identical investments

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$56,056,269	$ –	$ –	$56,056,269
TOTAL	$56,056,269	$ –	$ –	$56,056,269

* For detailed descriptions of the sectors, see the accompanying Statement of Investments.

For the period ended June 30, 2011, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND
    OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets. ALPS Distributors Inc. (“ADI”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Investment Adviser will reimburse the Fund an amount equal to the distribution fee received by ADI from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as ADI acts as the distributor to the Fund and the Underlying Sector ETFs. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, or any of its affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500, $1,500 for each regularly scheduled Board meeting attended and $750 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Purchases	Sales
$ 1,030,990	$ 1,686,148

For the period ended June 30, 2011, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$ 19,563,009	$ 18,497,210

Gains on in-kind transactions are generally not considered taxable gains for federal income tax purposes.

As of June 30, 2011, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross appreciation on investments (excess of value over tax cost)	$6,136,002
Gross depreciation on investments (excess of tax cost over value)	$(70,752)
Net Unrealized Appreciation	$6,065,250
Cost of investments for income tax purposes	$49,991,020

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. SUBSEQUENT EVENTS

On July 19, 2011, ALPS Holdings, Inc. (“ALPS”) and its various subsidiaries (including, ALPS Advisors, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc.), entered into a merger agreement (“Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. Completion of the Transaction is subject to a number of conditions, including without limitation obtaining regulatory approval and the consent to the Transaction by a certain percentage of ALPS’ clients representing a specified percentage of the annualized revenue of ALPS and its subsidiaries. ALPS and DST currently expect to complete the Transaction in the fourth quarter of 2011.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsetfs.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsetfs.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-732-0330.

At an in-person meeting held on June 20, 2011, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Investment Adviser”) with respect to ALPS Equal Sector Weight ETF (the “Fund”).

In evaluating the Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but includes the principal matters it considered. The Board considered whether renewal of the Advisory Agreement would be in the best interests of the Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement; (ii) the investment performance of the Fund; (iii) the expenses borne by the Fund under the unitary fee arrangement of the Advisory Agreement; (iv) the estimated profitability of the Investment Adviser and its affiliates from their relationship with the Fund; (v) potential fall-out benefits to the Investment Adviser from its relationship with the Fund; and (vi) other general information about the Investment Adviser and its affiliates. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services to be provided by the Investment Adviser, including the functions performed by the Investment Adviser for the Fund, information describing the Investment Adviser’s organization and the background and experience of the persons responsible for the day-to-day management of the Fund. The Trustees reviewed financial information regarding the Investment Adviser and its parent company. The Board considered that the Fund would be managed by senior personnel at the Investment Adviser. In that regard, the Board considered the history of care and conscientiousness in supervising the management of the Fund provided by such personnel. The Board also considered the compliance records of the Investment Adviser. Finally, the Board considered its and the Fund’s association with the current personnel employed by the Investment Adviser.

The Board concluded that the nature and extent of the services to be provided by the Investment Adviser to the Fund were appropriate, that the quality of the service was satisfactory, and that the Fund was likely to benefit from services provided under the Advisory Agreement. The Board also concluded that the Investment Adviser would have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively. The Board also concluded that the Investment Adviser had demonstrated a continuing ability to attract and retain well-qualified personnel.

Investment Performance

The Board also reviewed investment performance information of the Fund compared to that of a peer group and its benchmark index. The Board evaluated the correlation and tracking error between the underlying index and the Fund.

Costs of the Services to be Provided to the Fund

The Board noted that the advisory fee paid to the Investment Adviser by the Fund was a unitary fee pursuant to which the Investment Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, advisory, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board reviewed comparative fee information for the Fund, including information about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board considered the fact that the Fund’s fees were generally comparable to the fees charged to similar funds. The Board concluded that the unitary fee payable by the Fund to the Investment Adviser was reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

Projected Profitability and Costs of Services to the Investment Adviser

The Board reviewed reports of the financial position of the Investment Adviser and its parent company. The Board considered the estimated profitability of the overall relationship between the Investment Adviser and its affiliates and the Fund. The Board noted that since the Fund was subject to a unitary fee arrangement with the Investment Adviser pursuant to the Advisory Agreement, there were no other fees payable to other affiliates for non-advisory services. The Board noted that the Investment Adviser was currently not experiencing profitability with respect to its management of the Fund, and concluded that the estimated future profitability of the Investment Adviser and its affiliates was reasonable in relation to the services to be provided, and to the costs of providing services to the Fund. The Board acknowledged the Investment Adviser’s well-established stand-alone management relationships independent of the Fund and the regulatory and entrepreneurial risks it assumed in connection with the management of the Fund.

Fall-Out Benefits

The Board also considered any potential “fall-out” benefits that the Investment Adviser might receive because of its relationship with the Fund and concluded that there were no such benefits.

Economies of Scale

The Board reviewed the Fund’s assets under management, and noted that because of the Fund’s unitary fee arrangement, consideration of economies of scale was not a relevant factor to the Fund.

Conclusion

Based on its evaluation, the Board unanimously concluded that the terms of the Advisory Agreement continued to be reasonable, fair and in the best interests of the Fund and its shareholders.

CRBQ | CRBA | CRBI | WCAT

CRB-EQ

THOMSON REUTERS | JEFFERIES

THE FIRST NAME
IN COMMODITY EQUITIES

JUNE 30, 2011

SEMI-ANNUAL REPORT (Unaudited)

An ALPS Advisors, Inc. Solution

The Jefferies | TR/J CRB Global Commodity Equity Index Fund is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The ETF seeks investment results In-The-Ground Global Commodity Equity Index.

For the six-month period ended June 30, 2011, the ETF’s market price increased 2.05% and its net asset value (“NAV”) increased 2.36%. Over the same time period the ETF’s benchmark was up 2.86%.

TOP 10 HOLDINGS^ (% of Total Investments)
Potash Corp. of Saskatchewan, Inc.	6.0%
Exxon Mobil Corp.	5.5
Monsanto Co.	4.8
Deere & Co.	4.3
Syngenta AG	3.9
Chevron Corp.	2.8
Gazprom OAO, ADR	2.4
Archer-Daniels-Midland Co.	2.4
BP Plc	1.9
Total SA	1.9
Total % of Top 10 Holdings	35.9%
^ Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)
United States	35.1%
Canada	18.1
United Kingdom	10.2
Switzerland	4.6
Russia	4.3
Australia	2.6
South Africa	2.2
Netherlands	2.1
France	1.9
Brazil	1.7
Other	17.2

PERFORMANCE as of 06.30.11

	6 Month	1 Year	Since Inception*
Jefferies | TR/J CRB Global Commodity Equity Index Fund
NAV	2.36%	43.96%	15.36%
Market Price**	2.05%	45.21%	15.01%
Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index	2.86%	45.24%	16.41%
S&P GSCI Commodity Index	2.71%	26.11%	10.68%
S&P 500 Index	6.02%	30.69%	14.90%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on September 18, 2009 with an Inception Date, the first day of trading on the Exchange, of September 21, 2009.

**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit JAMFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index: measures the performance of equity securities of companies engaged in the production and distribution of certain commodities and commodity-related products. S&P GSCI Commodity Index: A composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. S&P 500 Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 06.30.11
Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Global Commodity Equity Index Fund.

The Jefferies | TR/J CRB Global Agriculture Equity Index Fund is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a global universe of listed companies engaged in the production and distribution of agricultural commodities and agricultural commodity-related products and services in the following sectors: producers of traits (characteristics attained through genetic modification), chemicals and fertilizers, farm machinery, equipment and irrigation, agricultural products, and livestock and aquaculture. The ETF seeks investment results that replicate, as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB In-The-Ground Global Agriculture Equity Index.

For the six-month period ended June 30, 2011, the ETF’s market price increased 1.25% and its net asset value (“NAV”) increased 2.28%. Over the same time period the ETF’s benchmark was up 2.64%.

TOP 10 HOLDINGS^ (% of Total Investments)
Potash Corp. of Saskatchewan, Inc.	8.1%
Monsanto Co.	6.5
Deere & Co.	5.8
Syngenta AG	5.3
Agrium, Inc.	4.9
Archer-Daniels-Midland Co.	4.7
Wilmar International, Ltd.	4.6
Bunge, Ltd.	4.5
K+S AG	4.5
Yara International ASA	4.3
Total % of Top 10 Holdings	53.2%
^ Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)
United States	30.6%
Canada	15.2
Singapore	6.7
Malaysia	6.6
Israel	5.4
Switzerland	5.3
Bermuda	5.0
Germany	4.5
Norway	4.3
Australia	4.2
Other	12.2

PERFORMANCE as of 06.30.11

	6 Month	1 Year	Since Inception*
Jefferies | TR/J CRB Global Agriculture Equity Index Fund
NAV	2.28%	58.49%	21.63%
Market Price**	1.25%	59.69%	20.56%
Thomson Reuters/Jefferies CRB In-The-Ground Global Agriculture Equity Index	2.64%	59.40%	22.55%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on October 26, 2009 with an Inception Date, the first day of trading on the Exchange, of October 27, 2009.

**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit JAMFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

Thomson Reuters/Jefferies CRB In-The-Ground Global Agriculture Equity Index: measures the performance of equity securities of companies engaged in the production and distribution of agricultural products, including grains, livestock, fertilizers, chemicals, seeds, traits and equipment. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 06.30.11
Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Global Agriculture Equity Index Fund.

The Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a global universe of listed companies engaged in the production and distribution of base/industrial metals and base/industrial metals products, including copper, aluminum, iron ore, steel and others. The ETF seeks investment results that replicate, as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB In-The-Ground Global Industrial Metals Equity Index.

For the six-month period ended June 30,2011, the ETF’s market price declined 5.05% and its net asset value (“NAV”) decreased 5.28%. Over the same time period the ETF’s benchmark was down 4.85%.

TOP 10 HOLDINGS^ (% of Total Investments)

Rio Tinto Plc	8.0%
BHP Billiton Plc	6.0
Freeport-McMoRan Copper & Gold, Inc.	5.1
Anglo American Plc	4.9
Vale SA, ADR	4.8
POSCO	4.8
ArcelorMittal	4.7
Xstrata Plc	4.7
Teck Resources, Ltd., Class B	4.1
MMC Norilsk Nickel, ADR	3.8
Total % of Top 10 Holdings	50.9%
^ Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)

United Kingdom	26.4%
United States	18.0
Japan	9.4
Canada	8.8
Brazil	8.6
Luxembourg	5.5
South Korea	4.8
Russia	4.4
Germany	3.6
Taiwan	2.7
Other	7.8

PERFORMANCE as of 06.30.11

	6 Month	1 Year	Since Inception*
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund
NAV	-5.28%	39.82%	11.15%
Market Price**	-5.05%	41.31%	10.37%
Thomson Reuters/Jefferies CRB In-The-Ground Global Industrial Metals Equity Index	-4.85%	41.35%	12.14%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on October 26, 2009 with an Inception Date, the first day of trading on the Exchange, of October 27, 2009.

**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit JAMFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

Thomson Reuters/Jefferies CRB In-The-Ground Global Industrial Metals Equity Index: measures the performance of equity securities of companies engaged in the production and distribution of base/industrial metals and related products and services including copper, aluminum, iron ore, steel, uranium and others. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 06.30.11
Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund.

The Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a universe of listed U.S. and Canadian small capitalization companies engaged in the exploration and production (i.e., extraction) of oil and natural gas. The ETF seeks investment results that replicate, as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB Wildcatters Energy Exploration & Production Equity Index.

For the six-month period ended June 30,2011, the ETF’s market price increased 1.05% and its net asset value (“NAV”) increased 1.50%. Over the same time period the ETF’s benchmark was up 2.05%.

TOP 10 HOLDINGS^ (% of Total Investments)
Rosetta Resources, Inc.	5.0%
Energy XXI (Bermuda), Ltd.	4.2
Bill Barrett Corp.	4.0
Daylight Energy, Ltd.	3.8
Bankers Petroleum, Ltd.	3.2
Quicksilver Resources, Inc.	3.2
Gran Tierra Energy, Inc.	3.2
Birchcliff Energy, Ltd.	3.2
NAL Energy Corp.	3.1
Celtic Exploration, Ltd.	3.1
Total % of Top 10 Holdings	36.0%
^ Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)
United States	57.6%
Canada	42.4

PERFORMANCE as of 06.30.11

	6 Month	1 Year	Since Inception*
Jefferies TR/J CRB Wildcatters Exploration & Production Equity ETF
NAV	1.50%	40.56%	16.43%
Market Price**	1.05%	40.69%	16.71%
Thomson Reuters/Jefferies CRB Wildcatters Energy Exploration & Production Equity Index	2.05%	41.54%	17.39%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on January 19, 2010 with an Inception Date, the first day of trading on the Exchange, of January 20, 2010.

**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit JAMFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NA V and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

Thomson Reuters/Jefferies CRB Wildcatters Energy Exploration & Production Equity Index: measures the performance of equity securities of companies engaged in the exploration and production of oil and natural gas. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 06.30.11
Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF.

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at January 1, 2011 and held through the period ended June 30, 2011.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 1/01/11	Ending Account Value 6/30/11	Expense Ratio	Expenses Paid During the Period(a) 1/01/11 - 6/30/11
Jefferies TR/J CRB Global Commodity Equity Index Fund
Actual	$1,000.00	$1,023.60	0.65%	$ 3.26
Hypothetical	$1,000.00	$1,021.57	0.65%	$ 3.26
Jefferies TR/J CRB Global Agriculture Equity Index Fund
Actual	$1,000.00	$1,022.80	0.65%	$ 3.26
Hypothetical	$1,000.00	$1,021.57	0.65%	$ 3.26
Jefferies TR/J CRB Global Industrial Metals Equity Index Fund
Actual	$1,000.00	$947.20	0.65%	$ 3.14
Hypothetical	$1,000.00	$1,021.57	0.65%	$ 3.26
Jefferies TR/J CRB Wildcatters Exploration & Production Equity ETF
Actual	$1,000.00	$1,015.00	0.65%	$ 3.25
Hypothetical	$1,000.00	$1,021.57	0.65%	$ 3.26

(a)

The example in the table above is equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), then divided by 365.

Security Description	Shares	Value

COMMON STOCKS (99.67%)
Australia (2.60%)
Fortescue Metals Group, Ltd.	28,917	$196,587
Incitec Pivot, Ltd.	276,298	1,141,805
Newcrest Mining, Ltd.	39,809	1,607,181
Nufarm, Ltd.*	30,364	145,959
Woodside Petroleum, Ltd.	11,380	499,520

		3,591,052

Bermuda (1.34%)
Bunge, Ltd.	25,000	1,723,750
Sinofert Holdings, Ltd.	300,000	132,241

		1,855,991

Brazil (1.72%)
Companhia Siderurgica Nacional SA, ADR	18,480	230,261
Gerdau SA, ADR	18,768	197,439
Petroleo Brasileiro SA, ADR	28,563	967,143
Vale SA, ADR	30,812	984,444

		2,379,287

Canada (18.04%)
Agnico-Eagle Mines, Ltd.	8,792	555,524
Agrium, Inc.	26,754	2,347,732
Barrick Gold Corp.	51,981	2,358,562
Cameco Corp.	9,108	240,086
Canadian Natural Resources, Ltd.	20,774	870,265
Eldorado Gold Corp.	28,551	420,973
EnCana Corp.	13,931	429,868
First Quantum Minerals, Ltd.	1,989	289,807
Goldcorp, Inc.	41,555	2,008,642
IAMGOLD Corp.	19,491	366,352
Inmet Mining Corp.	2,882	207,244
Ivanhoe Mines, Ltd.*	15,671	395,713
Kinross Gold Corp.	59,065	932,090
New Gold, Inc.*	20,855	215,011
Osisko Mining Corp.*	15,705	243,931
Pan American Silver Corp.	5,613	173,723
Potash Corp. of Saskatchewan, Inc.	145,006	8,275,754
SEMAFO, Inc.*	14,170	108,503
Silver Wheaton Corp.	18,373	605,961
Suncor Energy, Inc.	29,803	1,167,292
Talisman Energy, Inc.	19,522	400,716
Teck Resources, Ltd., Class B	11,002	558,821
TransCanada Corp.	13,307	583,931
Viterra, Inc.	63,053	684,691
Yamana Gold, Inc.	38,741	451,998

		24,893,190

Cayman Islands (0.14%)
Chaoda Modern Agriculture Holdings, Ltd.	452,000	196,339

Security Description	Shares	Value

Chile (0.34%)
Sociedad Quimica y Minera de Chile SA, ADR	7,352	$475,822

China (1.10%)
China BlueChemical, Ltd., Class H	116,000	95,856
China Petroleum & Chemical Corp., Class H	318,000	319,992
China Shenhua Energy Co., Ltd., Class H	64,000	305,144
Jiangxi Copper Co., Ltd., Class H	32,000	106,307
PetroChina Co., Ltd., Class H	400,000	584,996
Zijin Mining Group Co., Ltd., Class H	209,000	104,752

		1,517,047

France (1.87%)
Total SA	44,711	2,585,189

Germany (1.64%)
K+S AG	24,255	1,863,802
ThyssenKrupp AG	7,688	399,433

		2,263,235

Hong Kong (0.72%)
China Agri-Industries Holdings, Ltd.	271,000	286,977
CNOOC, Ltd.	302,000	704,812

		991,789

India (0.95%)
Reliance Industries, Ltd., GDR(a)	31,006	1,247,681
Sterlite Industries India, Ltd., ADR*	4,653	70,028

		1,317,709

Israel (1.20%)
Israel Chemicals, Ltd.	72,572	1,151,767
The Israel Corp., Ltd.	459	499,133

		1,650,900

Italy (0.91%)
Eni SpA	52,869	1,250,195

Japan (0.98%)
INPEX Corp.	41	300,545
JFE Holdings, Inc.	10,400	283,824
Nippon Steel Corp.	123,000	395,988
Sumitomo Metal Industries, Ltd.	80,000	178,306
Sumitomo Metal Mining Co., Ltd.	12,000	195,394

		1,354,057

Security Description	Shares	Value

Jersey (0.29%)
Randgold Resources, Ltd.	4,737	$399,644

Luxembourg (0.75%)
ArcelorMittal	21,251	739,304
Evraz Group SA, GDR*(b)	2,790	86,909
Tenaris SA, ADR	4,565	208,757

		1,034,970

Malaysia (1.48%)
Genting Plantations BHD	38,700	101,508
IOI Corp. BHD	501,400	880,086
Kuala Lumpur Kepong BHD	67,620	496,261
PPB Group BHD	98,900	564,020

		2,041,875

Mauritius (0.43%)
Golden Agri-Resources, Ltd.	1,059,000	586,608

Mexico (0.21%)
Grupo Mexico SAB de CV, Series B	86,700	285,823

Netherlands (2.06%)
CNH Global N.V.*	4,536	175,317
Nutreco Holding N.V.	5,958	438,043
Schlumberger, Ltd.	25,800	2,229,120

		2,842,480

Norway (1.43%)
Norsk Hydro ASA	26,800	206,340
Yara International ASA	31,115	1,761,199

		1,967,539

Peru (0.31%)
Companhia de Minas
Buenaventura SA, ADR	11,152	423,553

Russia (4.30%)
Gazprom OAO, ADR*	224,224	3,269,186
LUKOIL OAO, ADR	8,081	513,952
Mechel Steel Group, ADR	3,144	75,110
MMC Norilsk Nickel, ADR*	18,625	487,975
Polyus Gold Co., ADR	6,742	211,699
Rosneft Oil Co., GDR(b)	30,918	260,329
Uralkali, GDR*(b)	24,773	1,114,785

		5,933,036

Singapore (1.62%)
Olam International, Ltd.	281,000	622,613
Wilmar International, Ltd.	365,000	1,611,519

		2,234,132

South Africa (2.21%)
Anglo Platinum, Ltd.	2,707	250,774
AngloGold Ashanti, Ltd., ADR	19,843	835,192
Gold Fields, Ltd.	37,489	548,537

Security Description	Shares	Value

South Africa (continued)
Harmony Gold Mining Co., Ltd.	19,041	$252,653
Impala Platinum Holdings, Ltd.	25,726	691,403
Sasol, Ltd.	8,968	470,929

		3,049,488

South Korea (0.52%)
POSCO	1,647	715,785

Spain (0.38%)
Repsol YPF SA	15,190	527,236

Switzerland (4.54%)
Noble Corp.	4,800	189,168
Syngenta AG*	16,048	5,409,053
Transocean, Ltd.	6,116	394,849
Weatherford International, Ltd.*	14,200	266,250

		6,259,320

Taiwan (0.50%)
China Steel Corp.	245,960	296,281
Taiwan Fertilizer Co., Ltd.	126,000	387,341

		683,622

United Kingdom (10.12%)
Anglo American Plc	30,518	1,512,725
Antofagasta Plc	8,952	200,346
BG Group Plc	64,202	1,457,454
BHP Billiton Plc	47,612	1,874,277
BP Plc	357,412	2,631,767
Kazakhmys Plc	4,889	108,317
Lonmin Plc	7,936	185,125
Petropavlosk Plc	8,348	97,837
Rio Tinto Plc	34,599	2,494,338
Royal Dutch Shell Plc, Class A	68,102	2,417,097
Xstrata Plc	44,892	988,466

		13,967,749

United States (34.97%)
AGCO Corp.*	16,084	793,906
Alcoa, Inc.	24,546	389,300
Allegheny Technologies, Inc.	2,449	155,438
Anadarko Petroleum Corp.	9,425	723,463
Apache Corp.	7,264	896,305
Archer-Daniels-Midland Co.	108,210	3,262,531
Baker Hughes, Inc.	8,234	597,459
Cameron International Corp.*	4,642	233,446
CF Industries Holdings, Inc.	12,127	1,718,032
Chesapeake Energy Corp.	12,459	369,908
Chevron Corp.	38,081	3,916,250
Cliffs Natural Resources, Inc.	3,370	311,557
Coeur d’Alene Mines Corp.*	4,657	112,979
ConocoPhillips	26,776	2,013,287
Consol Energy, Inc.	4,294	208,173
Corn Products International, Inc.	12,964	716,650
Deere & Co.	71,200	5,870,440

Security Description	Shares	Value

United States (continued)
Devon Energy Corp.	8,013	$631,505
Diamond Offshore Drilling, Inc.	1,317	92,730
EOG Resources, Inc.	5,085	531,637
Exxon Mobil Corp.	93,315	7,593,975
Freeport-McMoRan
Copper & Gold, Inc.	21,860	1,156,394
Halliburton Co.	17,334	884,034
Hecla Mining Co.*	14,521	111,666
Hess Corp.	5,728	428,225
Intrepid Potash, Inc.*	7,526	244,595
Marathon Oil Corp.	13,490	710,653
Monsanto Co.	90,924	6,595,627
The Mosaic Co.	16,844	1,140,844
National Oilwell Varco, Inc.	8,015	626,853
Newmont Mining Corp.	25,334	1,367,276
Noble Energy, Inc.	3,343	299,633
Nucor Corp.	7,294	300,659
Occidental Petroleum Corp.	15,399	1,602,112
Peabody Energy Corp.	5,129	302,149
Royal Gold, Inc.	2,826	165,519
Southern Copper Corp.	3,923	128,949
Southwestern Energy Co.*	6,591	282,622
United States Steel Corp.	3,318	152,761
Valero Energy Corp.	10,803	276,233
The Williams Co., Inc.	11,142	337,045

		48,252,820

TOTAL COMMON STOCKS
(Cost $128,005,599)		137,527,482

TOTAL INVESTMENTS (99.67%)
(Cost $128,005,599)		137,527,482

NET OTHER ASSETS AND LIABILITIES (0.33%)		449,320

NET ASSETS (100.00%)		$137,976,802

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the market value of this security restricted under Rule 144A was $1,247,681, representing 0.90% of the Fund’s net assets.

(b)

These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. At the period end, the aggregate market value of this security was $1,462,023, representing 1.06% of the Fund’s net assets.

Common Abbreviations:
ADR -	American Depositary Receipt.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA -	Allmennaksjeselskap is the Norwegian term for public limited company.
BHD -	Berhad (in Malaysia; equivalent to Public Limited Company).
GDR -	Global Depository Receipt.
Ltd. -	Limited.
N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OAO -	Otkytoe Aktsionernoe Obshchestvo (open Joint Stock Corporation) is a Russian term for a stock-based corporation.
Plc -	Public Limited Co.
SA -	Generally designated corporations in various countries, mostly those employing the civil law.
SAB de CV - A variable capital company.
SpA -	Società Per Azioni is an Italian shared company.

See Notes to Financial Statements.

Security Description	Shares	Value

COMMON STOCKS (99.63%)
Australia (4.18%)
Incitec Pivot, Ltd.	119,087	$492,129
Nufarm, Ltd.*	13,087	62,909

		555,038

Bermuda (4.95%)
Bunge, Ltd.	8,700	599,865
Sinofert Holdings, Ltd.	130,000	57,304

		657,169

Canada (15.17%)
Agrium, Inc.	7,333	643,490
Potash Corp. of Saskatchewan, Inc.	18,876	1,077,287
Viterra, Inc.	27,177	295,114

		2,015,891

Cayman Islands (0.63%)
Chaoda Modern Agriculture Holdings, Ltd.	194,000	84,269

Chile (1.54%)
Sociedad Quimica y Minerade Chile SA, ADR	3,169	205,098

China (0.31%)
China BlueChemical, Ltd., Class H	50,000	41,317

Germany (4.51%)
K+S AG	7,803	599,598

Hong Kong (0.93%)
China Agri-Industries Holdings, Ltd.	117,000	123,898

Israel (5.36%)
Israel Chemicals, Ltd.	31,278	496,403
The Israel Corp., Ltd.	198	215,313

		711,716

Malaysia (6.63%)
Genting Plantations BHD	16,700	43,804
IOI Corp. BHD	216,100	379,311
Kuala Lumpur Kepong BHD	29,145	213,894
PPB Group BHD	42,700	243,515

		880,524

Mauritius (1.90%)
Golden Agri-Resources, Ltd.	457,000	253,144

Netherlands (1.98%)
CNH Global N.V.*	1,922	74,285
Nutreco Holding N.V.	2,568	188,804

		263,089

Security Description	Shares	Value

Norway (4.27%)
Yara International ASA	10,015	$566,878

Russia (3.62%)
Uralkali, GDR*(a)	10,678	480,510

Singapore (6.64%)
Olam International, Ltd.	121,000	268,100
Wilmar International, Ltd.	139,000	613,702

		881,802

Switzerland (5.30%)
Syngenta AG*	2,089	704,107

Taiwan (1.25%)
Taiwan Fertilizer Co., Ltd.	54,000	166,004

United States (30.46%)
AGCO Corp.*	6,932	342,163
Archer-Daniels-Midland Co.	20,671	623,231
CF Industries Holdings, Inc.	3,902	552,796
Corn Products International, Inc.	5,588	308,905
Deere & Co.	9,268	764,147
Intrepid Potash, Inc.*	3,244	105,430
Monsanto Co.	11,836	858,583
The Mosaic Co.	7,260	491,720

		4,046,975

TOTAL COMMON STOCKS
(Cost $12,249,673)		13,237,027

TOTAL INVESTMENTS (99.63%)
(Cost $12,249,673)		13,237,027

NET OTHER ASSETS AND LIABILITIES (0.37%)		49,377

NET ASSETS (100.00%)		$13,286,404

*	Non-income producing security.
(a)

This security initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund, have been deemed liquid under the guidelines approved by the Fund’s Board of Trustees. At the period end, the aggregate market value of those securities was $480,510 representing 3.62% of the Fund’s net assets.

Common Abbreviations:

ADR -	American Depositary Receipt.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA -	Allmennaksjeselskap is the Norwegian term for public limited company.
BHD -	Berhad (in Malaysia; equivalent to Public Limited Company).
GDR -	Global Depository Receipt.
Ltd. -	Limited.
N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
SA -	Generally designated corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

Security Description	Shares	Value

COMMON STOCKS (99.65%)
Australia (1.76%)
Fortescue Metals Group, Ltd.	11,897	$80,879

Brazil (8.61%)
Companhia Siderurgica Nacional SA, ADR	7,603	94,733
Gerdau SA, ADR	7,722	81,236
Vale SA, ADR	6,902	220,519

		396,488

Canada (8.79%)
Cameco Corp.	3,748	98,797
First Quantum Minerals, Ltd.	819	119,332
Teck Resources, Ltd., Class B	3,668	186,308

		404,437

China (0.94%)
Jiangxi Copper Co., Ltd., Class H	13,000	43,187

Germany (3.57%)
ThyssenKrupp AG	3,163	164,335

India (0.63%)
Sterlite Industries India, Ltd., ADR*	1,915	28,821

Japan (9.41%)
JFE Holdings, Inc.	4,300	117,350
Nippon Steel Corp.	50,000	160,971
Sumitomo Metal Industries, Ltd.	33,000	73,551
Sumitomo Metal Mining Co., Ltd.	5,000	81,414

		433,286

Luxembourg (5.48%)
ArcelorMittal	6,216	216,249
Evraz Group SA, GDR*(a)	1,148	35,760

		252,009

Mexico (2.56%)
Grupo Mexico SAB de CV, Series B	35,700	117,692

Norway (1.84%)
Norsk Hydro ASA	11,000	84,692

Russia (4.38%)
Mechel Steel Group, ADR	1,243	29,695
MMC Norilsk Nickel, ADR*	6,568	172,082

		201,777

South Korea (4.75%)
POSCO	503	218,604

Taiwan (2.66%)
China Steel Corp.	101,508	122,275

Security Description	Shares	Value

United Kingdom (26.33%)
Anglo American Plc	4,510	$223,553
Antofagasta Plc	3,683	82,426
BHP Billiton Plc	7,036	276,977
Kazakhmys Plc	2,012	44,576
Rio Tinto Plc	5,113	368,610
Xstrata Plc	9,801	215,806

		1,211,948

United States (17.94%)
Alcoa, Inc.	10,099	160,170
Allegheny Technologies, Inc.	1,008	63,978
Cliffs Natural Resources, Inc.	1,387	128,228
Freeport-McMoRan Copper & Gold, Inc.	4,417	233,659
Nucor Corp.	3,001	123,701
Southern Copper Corp.	1,614	53,052
United States Steel Corp.	1,365	62,845

		825,633

TOTAL COMMON STOCKS
(Cost $4,354,126)		4,586,063

TOTAL INVESTMENTS (99.65%)
(Cost $4,354,126)		4,586,063

NET OTHER ASSETS AND LIABILITIES (0.35%)		16,176

NET ASSETS (100.00%)		$4,602,239

*	Non-income producing security.
(a)

This security initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. At the period end, the aggregate market value of this security was $35,760, representing 0.78% of the Fund’s net assets.

Common Abbreviations:
ADR -	American Depositary Receipt.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA -	Allmennaksjeselskap is the Norwegian term for public limited company.
GDR -	Global Depository Receipt.
Ltd. -	Limited.
Plc -	Public Limited Co.
SA -	Generally designated corporations in various countries, mostly those employing the civil law.
SAB de CV - A variable capital company.

See Notes to Financial Statements.

Security Description	Shares	Value

COMMON STOCKS (99.83%)
Canada (42.32%)
Advantage Oil & Gas, Ltd.*	59,805	$473,433
Anderson Energy, Ltd.*	63,580	52,703
Angle Energy, Inc.*	23,454	243,750
Bankers Petroleum, Ltd.*	90,996	648,692
Birchcliff Energy, Ltd.*	46,546	627,944
BNK Petroleum, Inc.*	36,533	174,886
Canadian Energy Services & Technology Corp.	5,204	168,506
Celtic Exploration, Ltd.*	27,946	617,644
Cequence Energy, Ltd.*	29,343	101,246
Corridor Resources, Inc.*	32,591	99,958
Crew Energy, Inc.*	31,683	492,431
Daylight Energy, Ltd.	78,231	757,911
Delphi Energy Corp.*	41,570	91,746
Fairborne Energy, Ltd.*	35,537	174,905
Galleon Energy, Inc., Class A*	24,450	76,509
Ivanhoe Energy, Inc.*	103,933	197,075
Legacy Oil + Gas, Inc.*	43,869	532,283
Midway Energy, Ltd.*	26,264	114,026
NAL Energy Corp.	54,428	622,614
NuVista Energy, Ltd.	36,618	345,274
Open Range Energy Corp.*	23,925	118,497
Paramount Resources, Ltd., Class A*	9,369	268,518
Petrobank Energy & Resources, Ltd.*	36,710	538,611
Questerre Energy Corp.*	75,396	67,967
Southern Pacific Resource Corp.*	123,638	198,569
TransGlobe Energy Corp.*	26,882	306,395
Twin Butte Energy, Ltd.*	46,784	117,796
Westfire Energy, Ltd.*	13,199	93,683
Whitecap Resources, Inc.*	24,722	160,612

		8,484,184

United States (57.51%)
Abraxas Petroleum Corp.*	33,802	129,462
Approach Resources, Inc.*	8,154	184,851
ATP Oil & Gas Corp.*	14,775	226,205
Bill Barrett Corp.*	17,389	805,980
BPZ Resources, Inc.*	36,339	119,192
Callon Petroleum Co.*	14,412	101,172
Carrizo Oil & Gas, Inc.*	14,347	598,987
Clayton Williams Energy, Inc.*	2,196	131,870
Comstock Resources, Inc.*	16,444	473,423
Contango Oil & Gas Co.*	4,733	276,596
Delta Petroleum Corp.*	69,561	34,502
Endeavour International Corp.*	11,493	173,199
Energy Partners, Ltd.*	13,329	197,402
Energy XXI (Bermuda), Ltd.*	25,301	840,499
FX Energy, Inc.*	19,277	169,252
GeoResources, Inc.*	7,225	162,490
GMX Resources, Inc.*	21,045	93,650
Goodrich Petroleum Corp.*	8,645	159,154
Gran Tierra Energy, Inc.*	95,967	631,427
Gulfport Energy Corp.*	12,412	368,512

Security Description	Shares	Value

United States (continued)
Harvest Natural Resources, Inc.*	12,519	$138,085
Houston American Energy Corp.	6,645	120,474
Hyperdynamics Corp.*	49,844	214,329
Magnum Hunter Resources Corp.*	37,386	252,729
Northern Oil and Gas, Inc.*	19,719	436,776
Penn Virginia Corp.	16,829	222,311
Petroleum Development Corp.*	8,658	258,961
Petroquest Energy, Inc.*	20,481	143,777
Quicksilver Resources, Inc.*	43,506	642,149
Rex Energy Corp.*	12,084	124,103
Rosetta Resources, Inc.*	19,527	1,006,422
Stone Energy Corp.*	18,057	548,752
Swift Energy Co.*	15,632	582,605
Toreador Resources Corp.*	8,512	31,580
Vaalco Energy, Inc.*	21,009	126,474
Vanguard Natural Resources LLC	9,021	253,671
Venoco, Inc.*	8,642	110,099
W&T Offshore, Inc.	12,897	336,870
Warren Resources, Inc.*	26,317	100,268

		11,528,260

TOTAL COMMON STOCKS
(Cost $20,949,692)		20,012,444

TOTAL INVESTMENTS (99.83%)
(Cost $20,949,692)		20,012,444

NET OTHER ASSETS AND LIABILITIES (0.17%)		33,397

NET ASSETS (100.00%)		$20,045,841

*	Non-income producing security.

Common Abbreviations:
LLC -	Limited Liability Company.
Ltd. -	Limited

See Notes to Financial Statements.

	Jefferies | TR/ J CRB Global Commodity Equity Index Fund	Jefferies | TR/ J CRB Global Agriculture Equity Index Fund	Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
ASSETS:
Investments, at value	$137,527,482	$13,237,027	$4,586,063	$20,012,444
Cash	282,273	33,619	10,666	31,516
Foreign currency, at value (Cost $67,792, $3,140, $3,074 and $5,702, respectively)	68,079	3,236	3,176	5,745
Receivable for investments and currency contracts sold	11,259	–	–	–
Foreign tax reclaims	36,382	2,882	1,467	–
Interest and dividends receivable	128,240	16,638	3,419	7,350
Total Assets	138,053,715	13,293,402	4,604,791	20,057,055

LIABILITIES:
Payable to advisor	76,913	6,998	2,552	11,214
Total Liabilities	76,913	6,998	2,552	11,214
NET ASSETS	$137,976,802	$13,286,404	$4,602,239	$20,045,841

NET ASSETS CONSIST OF:
Paid-in capital	$125,079,888	$12,201,098	$4,139,940	$18,600,337
(Over)/ Undistributed net investment income	(34,147)	3,049	913	(25,914)
Accumulated net realized gain on investments and foreign currency transactions	3,403,879	94,423	229,310	2,408,493
Net unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	9,527,182	987,834	232,076	(937,075)
NET ASSETS	$137,976,802	$13,286,404	$4,602,239	$20,045,841

INVESTMENTS, AT COST	$128,005,599	$12,249,673	$4,354,126	$20,949,692

PRICING OF SHARES
Net Assets	$137,976,802	$13,286,404	$4,602,239	$20,045,841
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,750,001	250,000	100,000	400,000
Net Asset Value, offering and redemption price per share	$50.17	$53.15	$46.02	$50.11

See Notes to Financial Statements.

	Jefferies | TR/J CRB Global Commodity Equity Index Fund	Jefferies | TR/J CRB Global Agriculture Equity Index Fund	Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
INVESTMENT INCOME:
Dividends(a)	$1,352,735	$99,914	$65,945	$53,113
Total Investment Income	1,352,735	99,914	65,945	53,113

EXPENSES:
Investment advisory fee	460,450	37,262	18,529	79,027
Total Net Expenses	460,450	37,262	18,529	79,027
NET INVESTMENT INCOME/(LOSS)	892,285	62,652	47,416	(25,914)

Net realized gain on investments	4,916,536	98,795	399,558	2,426,189
Net realized loss on foreign currency transactions	(23,989)	(1,626)	(3,151)	(1,008)
Net change in unrealized appreciation/ (depreciation) on investments	(5,388,561)	(176,298)	(670,620)	(3,026,176)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	2,559	283	88	105

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(493,455)	(78,846)	(274,125)	(600,890)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$398,830	$(16,194)	$(226,709)	$(626,804)

(a)	Net of foreign tax withholdings of $91,640, $7,185, $3,176 and $6,151, respectively.

See Notes to Financial Statements.

For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010

OPERATIONS:
Net investment income	$892,285	$823,825
Net realized gain/(loss) on investments and foreign currency transactions	4,892,547	(464,490)
Net change in unrealized appreciation on investments and foreign currency	(5,386,002)	11,822,126
Net increase in net assets resulting from operations	398,830	12,181,461
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(899,256)	(873,185)
Total distributions	(899,256)	(873,185)
SHARE TRANSACTIONS:
Proceeds from sale of shares	55,281,596	51,567,090
Cost of shares redeemed	(27,805,652)	(22,531,834)
Net increase from share transactions	27,475,944	29,035,256
Net increase in net assets	26,975,518	40,343,532
NET ASSETS:
Beginning of period	111,001,284	70,657,752
End of period*	$137,976,802	$111,001,284

*Including overdistributed net investment income of:	$(34,147)	$(27,176)
Other Information:
SHARE TRANSACTIONS:
Beginning shares	2,250,001	1,650,000
Shares sold	1,050,000	1,150,001
Shares redeemed	(550,000)	(550,000)
Shares outstanding, end of period	2,750,001	2,250,001

See Notes to Financial Statements.

For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010

OPERATIONS:
Net investment income	$62,652	$35,109
Net realized gain on investments and foreign currency transactions	97,169	134,590
Net change in unrealized appreciation on investments and foreign currency	(176,015)	899,086
Net increase/(decrease) in net assets resulting from operations	(16,194)	1,068,785
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(59,545)	(71,522)
Total distributions	(59,545)	(71,522)
SHARE TRANSACTIONS:
Proceeds from sale of shares	10,789,982	7,283,996
Cost of shares redeemed	(5,258,035)	(4,673,931)
Net increase from share transactions	5,531,947	2,610,065
Net increase in net assets	5,456,208	3,607,328
NET ASSETS:
Beginning of period	7,830,196	4,222,868
End of period*	$13,286,404	$7,830,196

*Including (over)/undistributed net investment income of:	$3,049	$(58)
Other Information:
SHARE TRANSACTIONS:
Beginning shares	150,000	100,000
Shares sold	200,000	150,000
Shares redeemed	(100,000)	(100,000)
Shares outstanding, end of period	250,000	150,000

See Notes to Financial Statements.

For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010

OPERATIONS:
Net investment income	$47,416	$51,682
Net realized gain/(loss) on investments and foreign currency transactions	396,407	(339,527)
Net change in unrealized appreciation on investments and foreign currency	(670,532)	592,036
Net increase/(decrease) in net assets resulting from operations	(226,709)	304,191

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(47,758)	(50,139)
Total distributions	(47,758)	(50,139)

SHARE TRANSACTIONS:
Proceeds from sale of shares	6,479,950	8,585,907
Cost of shares redeemed	(6,507,831)	(8,186,553)
Net increase/(decrease) from share transactions	(27,881)	399,354
Net increase/(decrease) in net assets	(302,348)	653,406

NET ASSETS:
Beginning of period	4,904,587	4,251,181
End of period*	$4,602,239	$4,904,587

*Including undistributed net investment income of:	$913	$1,255

Other Information:
SHARE TRANSACTIONS:
Beginning shares	100,000	100,000
Shares sold	150,000	200,000
Shares redeemed	(150,000)	(200,000)
Shares outstanding, end of period	100,000	100,000

See Notes to Financial Statements.

For the Six Months Ended June 30, 2011 (Unaudited)	For the Period January 20, 2010 (Inception) through December 31, 2010

OPERATIONS:
Net investment loss	$(25,914)	$(4,650)
Net realized gain on investments and foreign currency transactions	2,425,181	330,835
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(3,026,071)	2,088,996
Net increase/(decrease) in net assets resulting from operations	(626,804)	2,415,181
SHARE TRANSACTIONS:
Proceeds from sale of shares	21,212,244	$18,794,978
Cost of shares redeemed	(15,349,986)	(6,399,772)
Net increase from share transactions	5,862,258	12,395,206
Net increase in net assets	5,235,454	14,810,387
NET ASSETS:
Beginning of period	14,810,387	–
End of period*	$20,045,841	$14,810,387

*Including overdistributed net investment income of:	$(25,914)	$–
Other Information:
SHARE TRANSACTIONS:
Beginning shares	300,000	–
Shares sold	400,000	450,000
Shares redeemed	(300,000)	(150,000)
Shares outstanding, end of period	400,000	300,000

See Notes to Financial Statements.

For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010	For the Period Ended September 21, 2009 (inception) through December 31, 2009

NET ASSET VALUE, BEGINNING OF PERIOD	$49.33		$42.82	$39.74

INCOME FROM OPERATIONS:
Net investment income	0.32	(a)	0.46 (a)	0.12
Net realized and unrealized gain on investments	0.85		6.54	3.08
Total from Investment Operations	1.17		7.00	3.20
LESS DISTRIBUTIONS:
From net investment income	(0.33)		(0.49)	(0.12)
Total Distributions	(0.33)		(0.49)	(0.12)
NET INCREASE IN NET ASSET VALUE	0.84		6.51	3.08
NET ASSET VALUE, END OF PERIOD	$50.17		$49.33	$42.82

TOTAL RETURN(b)	2.36%		16.60%	8.06%
RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$137,977		$111,001	$70,658
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.26	%(c)	1.09%	1.53	%(c)
Operating Expenses	0.65	%(c)	0.65%	0.65	%(c)
PORTFOLIO TURNOVER RATE(d)	5%		18%	7%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010	For the Period Ended October 27, 2009 (inception) through December 31, 2009

NET ASSET VALUE, BEGINNING OF PERIOD	$52.20		$42.23	$39.30

INCOME FROM OPERATIONS:
Net investment income	0.29	(a)	0.35 (a)	0.23
Net realized and unrealized gain on investments	0.90		10.34	2.96
Total from Investment Operations	1.19		10.69	3.19
LESS DISTRIBUTIONS:
From net investment income	(0.24)		(0.72)	(0.26)
Total Distributions	(0.24)		(0.72)	(0.26)
NET INCREASE IN NET ASSET VALUE	0.95		9.97	2.93
NET ASSET VALUE, END OF PERIOD	$53.15		$52.20	$42.23

TOTAL RETURN(b)	2.28%		25.60%	8.10%
RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$13,286		$7,830	$4,223
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.09	%(c)	0.82%	3.03	%(c)
Operating Expenses	0.65	%(c)	0.65%	0.65	%(c)
PORTFOLIO TURNOVER RATE(d)	4%		16%	9%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010	For the Period Ended October 27, 2009 (Inception) through December 31, 2009

NET ASSET VALUE, BEGINNING OF PERIOD	$49.05		$42.51	$39.41

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.39	(a)	0.42 (a)	(0.00	)(b)
Net realized and unrealized gain/(loss) on investments	(2.98)		6.59	3.10
Total from Investment Operations	(2.59)		7.01	3.10
LESS DISTRIBUTIONS:
From net investment income	(0.44)		(0.47)	—
Total Distributions	(0.44)		(0.47)	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.03)		6.54	3.10
NET ASSET VALUE, END OF PERIOD	$46.02		$49.05	$42.51
TOTAL RETURN(c)	(5.28)%		16.86%	7.87%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$4,602		$4,905	$4,251

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	1.66	%(d)	1.05%	(0.04	)%(d)
Operating Expenses	0.65	%(d)	0.65%	0.65	%(d)
PORTFOLIO TURNOVER RATE(e)	9%		17%	5%

(a)	Calculated using average shares outstanding.
(b)	Less than $(0.005) per share.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

For the Six Months Ended June 30, 2011 (Unaudited)	For the Period January 20, 2010 (Inception) through December 31, 2010

NET ASSET VALUE, BEGINNING OF PERIOD	$49.37		$40.23

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.06)		(0.03)
Net realized and unrealized gain on investments	0.80		9.17
Total from Investment Operations	0.74		9.14

NET INCREASE IN NET ASSET VALUE	0.74		9.14
NET ASSET VALUE, END OF PERIOD	$50.11		$49.37

TOTAL RETURN(b)	1.50%		22.72%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$20,046		$14,810

RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.21	)%(c)	(0.08	)%(c)
Operating Expenses	0.65	%(c)	0.65	%(c)
PORTFOLIO TURNOVER RATE(d)	7%		34%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2011, the Trust consists of nine separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF (the “Funds”). The investment objective of the Funds is to seek investment results that correspond generally to the price and yield (before the Funds’ fees and expenses) of the Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index, the Thomson Reuters/Jefferies CRB In-The-Ground Global Agriculture Equity Index Thomson Reuters/Jefferies CRB In-The-Ground Global Industrial Metals Equity Index and the Thomson Reuters/Jefferies CRB Wildcatters Energy Exploration & Production Equity Index (the “Underlying Indices”), respectively.

The Funds’ Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Funds issue and redeem Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Funds’ NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Foreign Currency Translation and Foreign Investments

The Funds invest in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. Corporations.

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Amounts related to the purchases and sales of securities and investment income are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax differences resulting primarily from differing treatment of foreign currency and in-kind transactions were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$31,501	$(977,831)	$946,330
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	39,008	(168,064)	129,056
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	722	172,187	(172,909)
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	4,650	(347,523)	342,873

Net investment income/(loss) and net realized gain/(loss), as disclosed on the Statements of Operations, and net assets were not affected by this reclassification.

At December 31, 2010, the Funds had available for tax purposes unused capital loss carryforwards as follows:

Expiring December 31, 2018
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$742,161
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	0
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	110,168
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	0

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

The Funds intend to defer to their fiscal year ending December 31, 2011 the following losses recognized during the period from November 1, 2010 to December 31, 2010:

	Post-October Capital Losses	Post-October Currency Losses
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$5,776	$13,574
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	0	58
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	34,751	220
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	0	0

E. Dividends and Distributions to Shareholders

Dividends from net investment income of the Funds, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

The tax character of the distributions paid was as follows:

	Period Ended December 31, 2010 Distributions paid from: Ordinary Income	Period Ended December 31, 2009 Distributions paid from: Ordinary Income
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$873,185	$202,000
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	71,522	25,500
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	50,139	0
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	0	0

As of December 31, 2010, the components of distributable earnings on a tax basis for the Funds were as follows:

	Jefferies | TR/J CRB Global Commodity Equity Index Fund	Jefferies | TR/J CRB Global Agriculture Equity Index Fund	Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
Undistributed net investment income	$39,019	$8,858	$1,475	$69,194
Accumulated Capital gains/(losses)	(747,937)	2,117	(144,919)	0
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	14,119,563	1,150,128	880,430	2,003,114
Other Cumulative Effect of Timing Differences	(13,305)	(58)	(220)	0
Total	$13,397,340	$1,161,045	$736,766	$2,072,308

The differences between book-basis and tax-basis are primarily due to the deferral of post-October losses and the differing treatment of certain other investments.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Funds analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds will file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2009 and December 31, 2010, the Funds’ returns will be open to examination by the appropriate taxing authority.

G. Fair Value Measurements

The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	unadjusted quoted prices in active markets for identical investments
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Jefferies | TR/J CRB Global Commodity Equity Index Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$137,527,482	$–	$–	$137,527,482
TOTAL	$137,527,482	$–	$–	$137,527,482

Jefferies | TR/J CRB Global Agriculture Equity Index Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$13,237,027	$–	$–	$13,237,027
TOTAL	$13,237,027	$–	$–	$13,237,027

Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$4,586,063	$–	$–	$4,586,063
TOTAL	$4,586,063	$–	$–	$4,586,063

Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$20,012,444	$–	$–	$20,012,444
TOTAL	$20,012,444	$–	$–	$20,012,444

*	For detailed country descriptions, see the accompanying Schedule of Investments.

For the period ended June 30, 2011, the Funds did not have any significant transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Funds pay the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Funds’ average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Funds, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Funds.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Funds.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Funds.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500, $1,500 for each regularly scheduled Board meeting attended and $750 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$6,713,651	$6,656,856
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	1,085,887	503,386
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	497,401	520,705
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	1,601,212	1,854,752

For the period ended June 30, 2011, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$51,637,309	$24,686,575
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	5,544,513	406,049
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	2,175,264	2,207,885
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	17,873,308	11,787,356

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

As of June 30, 2011, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Jefferies | TR/J CRB Global Commodity Equity Index Fund	Jefferies | TR/J CRB Global Agriculture Equity Index Fund	Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
Gross Appreciation (excess of value over tax cost)	$11,317,123	$1,105,457	$378,907	$1,272,143
Gross Depreciation (excess of tax cost over value)	(2,750,020)	(147,040)	(175,132)	(2,218,020)
Net Unrealized Appreciation/(Depreciation)	$8,567,103	$958,417	$203,775	$(945,877)
Cost of investments for income tax purposes	$128,960,380	$12,278,610	$4,382,288	$20,958,321

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. SUBSEQUENT EVENTS

Prior to June 30, 2011 Arrow Investment Advisors, LLC acted as the Funds’ sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser. According to this agreement, the Investment Adviser paid the sub-adviser on a monthly basis, an annual rate of 0.05% of the Funds’ average daily net assets subject to an annual minimum of $40,000 per Fund. Effective July 1, 2011 the sub-advisory agreement was terminated and all responsibilities were assumed by the Investment Adviser.

On July 19, 2011, ALPS Holdings, Inc. (“ALPS”) and its various subsidiaries (including, ALPS Advisors, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc.), entered into a merger agreement (“Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. Completion of the Transaction is subject to a number of conditions, including without limitation obtaining regulatory approval and the consent to the Transaction by a certain percentage of ALPS’ clients representing a specified percentage of the annualized revenue of ALPS and its subsidiaries. ALPS and DST currently expect to complete the Transaction in the fourth quarter of 2011.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsetfs.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsetfs.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-732-0330.

At an in-person meeting held on June 27, 2011, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Investment Adviser”) with respect to the Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund, and Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF (the “Funds).

In evaluating the Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but includes the principal matters it considered. The Board considered whether renewal of the Advisory Agreement would be in the best interests of each Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement; (ii) the investment performance of the Funds; (iii) the expenses borne by each Fund under the unitary fee arrangement of the Advisory Agreement; (iv) the estimated profitability of the Investment Adviser and its affiliates from their relationship with the Funds; (v) potential fall-out benefits to the Investment Adviser from its relationship with each Fund; and (vi) other general information about the Investment Adviser and its affiliates. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services to be provided by the Investment Adviser, including the functions performed by the Investment Adviser for the Funds, information describing the Investment Adviser’s organization and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed financial information regarding the Investment Adviser and its parent company. The Board considered that each Fund would be managed by senior personnel at the Investment Adviser. In that regard, the Board considered the history of care and conscientiousness in supervising the management of each Fund provided by such personnel. The Board also considered the compliance records of the Investment Adviser. Finally, the Board considered its and the Funds’ association with the current personnel employed by the Investment Adviser.

The Board concluded that the nature and extent of the services to be provided by the Investment Adviser to the Funds were appropriate, that the quality of the service was satisfactory, and that each Fund was likely to benefit from services provided under the Advisory Agreement. The Board also concluded that the Investment Adviser would have sufficient personnel, with the appropriate education and experience, to serve each Fund effectively. The Board also concluded that the Investment Adviser had demonstrated a continuing ability to attract and retain well-qualified personnel.

Investment Performance

The Board also reviewed investment performance information of each Fund compared to that of a peer group and its benchmark index. The Board evaluated the correlation and tracking error between the underlying index and each Fund.

Costs of the Services to be Provided to the Funds

The Board noted that the advisory fee paid to the Investment Adviser by each Fund was a unitary fee pursuant to which the Investment Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, advisory, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board reviewed comparative fee information for each Fund, including information about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to that Fund. The Board considered the fact that each Fund’s fees were generally comparable to the fees charged to similar funds. The Board concluded that the unitary fee payable by each Fund to the Investment Adviser was reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

Projected Profitability and Costs of Services to the Investment Adviser

The Board reviewed reports of the financial position of the Investment Adviser and its parent company. The Board considered the estimated profitability of the overall relationship between the Investment Adviser and its affiliates and the Funds. The Board noted that since the Funds were subject to a unitary fee arrangement with the Investment Adviser pursuant to the Advisory Agreement, there were no other fees payable to other affiliates for non-advisory services. The Board noted that the Investment Adviser was currently not experiencing profitability with respect to its management of the Funds, and concluded that the estimated future profitability of the Investment Adviser and its affiliates was reasonable in relation to the services to be provided, and to the costs of providing services to each Fund. The Board acknowledged the Investment Adviser’s well-established stand-alone management relationships independent of each Fund and the regulatory and entrepreneurial risks it assumed in connection with the management of each Fund.

Fall-Out Benefits

The Board also considered any potential “fall-out” benefits that the Investment Adviser might receive and concluded that there were no such benefits.

Economies of Scale

The Board reviewed assets under management for each Fund, and noted that because of their unitary fee arrangements, consideration of economies of scale was not a relevant factor to each of these Funds.

Conclusion

Based on its evaluation, the Board unanimously concluded that the terms of the Advisory Agreement continued to be reasonable, fair and in the best interests of each Fund and its shareholders.

CRB-EQ

THOMSON REUTERS | JEFFERIES

THE FIRST NAME
IN COMMODITY EQUITIES

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Distributors, Inc., distributor for the ETFs.

JEF000429 01/31/12

Alerian
MLP ETF
An ALPS Advisors, Inc. Solution

AMLP

SEMI-ANNUAL REPORT

June 30, 2011 *(Unaudited)*

Dear Shareholders:

When ALPS launched its Exchange Traded Fund (“ETF”) Trust in 2008 our goal was to bring innovative solutions to the ETF industry that provide investors with access to a unique market segment or strategy. The launch of Alerian MLP ETF in August of 2010 epitomized that philosophy as we were able to bring the market the world’s first Master Limited Partnership (“MLP”) ETF under the ticker symbol AMLP.

Investors have long been attracted to the high historical distribution yields and tax efficiency of the MLP asset class. However, investing in individual MLPs can be complex from a diversification and tax reporting perspective. AMLP provides diversified access to the MLP asset class with 1099 Tax Reporting, IRA and 401-k eligibility, and the transparency(1), liquidity(2) and low cost benefits(3) of the ETF structure. We believe this combination of factors makes AMLP a viable option for many investors that are looking to participate in the MLP sector.

In the pages that follow our Fund managers have provided a performance overview. We thank you for your investment and for being an AMLP shareholder.

Thomas A. Carter*

President, ALPS ETF Trust

*	Registered representative of ALPS Distributors, Inc. Ordinary brokerage commissions apply.
(1)	ETFs are considered transparent because their portfolio holdings are disclosed daily.
(2)	Liquidity is the degree to which an asset or security can be bought or sold in the market without affecting the asset’s price. Liquidity is characterized by a high level of trading activity.
(3)	Ordinary Brokerage Fees Apply.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The Fund invests primarily in energy infrastructure companies which may be adversely affected by changes in worldwide energy prices, exploration, production spending, government regulation, changes in exchange rates and depletion of natural resources.

All K-1s are received and processed by the Alerian MLP ETF. The Alerian MLP ETF distributes a single Form 1099 to its shareholders. This notice is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

There are risks involved with investing in ETFs including the loss of money. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

The Fund is taxed as a regular corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes.

The Alerian MLP ETF is a new product with limited operating history.

Fund Description

The Alerian MLP ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol AMLP. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index. The Fund began trading on August 25, 2010.

The Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Index is comprised of 25 energy infrastructure MLPs that earn a majority of their cash flow from the transportation and storage of energy commodities.

Performance Overview

After a strong start at the beginning of 2011, Master Limited Partnerships (MLPs) pulled back in the second quarter as natural disasters, geopolitical unrest, and sovereign debt concerns significantly influenced market movements. For the first half of the year, the Alerian MLP Infrastructure Index (AMZI) rose 2.20%, falling short of the S&P 500’s 5.01% return. During the same time period, the Alerian MLP ETF (AMLP) ended flat.

Distribution growth in the asset class remained strong during the second quarter. Of the 40 energy MLPs that earn the majority of their cash flow from midstream infrastructure businesses, 26 (65%) increased their distributions versus the previous quarter and 14 (35%) maintained their distributions. The median distribution increase for the midstream energy infrastructure asset class was 2.0% on a quarter-over-quarter basis.

Fundamentals remained strong despite the underperformance in unit price versus the broader market. Increased infrastructure demands from new gas shale plays such as the Eagle Ford and Marcellus, improved refined product demand, and increased exploration and production (E&P) activity targeting new oil formations by applying horizontal-drilling technologies have all driven growth in the asset class. From a midstream standpoint, crude oil from the Permian that previously flowed north to Cushing, Oklahoma, now finds itself competing against Bakken and Canadian crude for storage and pipeline take-away capacity to Gulf Coast refineries. Consequently, MLPs have proposed potential alternatives to get Permian product directly to the Gulf Coast without having to go through Cushing, where there has been a widening pricing spread between West Texas Intermediate (WTI) and London Brent crude due to infrastructure related issues. MLPs will likely continue to play a crucial role in addressing the shift in domestic energy flows and related infrastructure needs.

From a capital markets standpoint, MLPs raised $10.8 billion in equity via 36 offerings, including four initial public offerings (IPOs), as compared to $6.2 billion raised in the first half of 2010 via 33 offerings. The general partner of bellwether MLP Kinder Morgan Energy Partners also went public with a $2.9 billion offering, which was the largest private equity-backed IPO in US history.

Looking forward to the remainder of 2011, with an overall lower cost of capital, MLPs are expected to benefit from the consolidation of midstream assets, either from E&P companies and majors looking to fund their capital programs toward higher growth areas, or from private equity firms wanting to monetize their investments. Additionally, given industry analysts’ expectations of low natural gas prices in the near and medium term, drilling focused in liquids-rich gas areas is likely to grow because liquids prices enhance overall drilling economics. This should continue to provide expansion opportunities for some MLPs, both in such regions, but also at regional liquids hubs.

Since the beginning of the year, the Fund’s market price decreased 0.19% and the Fund’s net asset value (“NAV”) decreased 0.07%. Over the same time period the Fund’s benchmark was up 2.20%.

Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be subject to taxation on its taxable income and the NAV of Fund Shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any deductions for taxes. As a result, the Fund’s after tax performance may differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Alerian MLP ETF Performance as of June 30, 2011

	YTD	Since Inception*
NAV	3.01%	11.94%
Market Price**	2.95%	11.94%
Alerian MLP Infrastructure Index	5.28%	19.48%

Total Expense Ratio (per the current prospectus) 0.85%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsetfs.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www. alpsetfs. com.

S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. One cannot invest directly in an index. Index performance does not reflect fund performance.

*	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the Exchange, of August 25, 2010.

**	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships.

Top 10 Holdings* as of June 30, 2011

Enterprise Products Partners LP	9.7%
Kinder Morgan Energy Partners LP	9.3%
Energy Transfer Partners LP	7.1%
Plains All American Pipeline LP	7.0%
Magellan Midstream Partners LP	6.9%
Buckeye Partners LP	6.3%

Williams Partners LP	4.8%
ONEOK Partners LP	4.7%
El Paso Pipeline Partners LP	4.7%
Enbridge Energy Partners LP	4.7%
Percent of Net Assets in Top Ten Holdings:	65.20%
* Holdings are subject to change.

Growth of $10k as of June 30, 2011

Comparison of Change in Value of $10,000 Investment in Alerian MLP ETF and Alerian MLP Infrastructure Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at January 1, 2011, and held through the period ended June 30, 2011.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expense Ratio	Expenses Paid During the Period 1/1/11-6/30/11(a)
Actual	$1,000.00	$1,030.10	0.85%	$ 4.28
Hypothetical	$1,000.00	$1,020.58	0.85%	$ 4.26

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), then divided by 365.

Security Description	Shares	Value

Master Limited Partnerships Shares (102.24%)
Energy (1.68%)
Chesapeake Midstream Partners LP	368,723	$10,582,350
Exterran Partners LP	370,672	9,518,857

		20,101,207

Gathering & Processing (23.20%)
Copano Energy LLC	988,653	33,831,706
DCP Midstream Partners LP	493,110	20,202,717
MarkWest Energy Partners LP	1,141,939	55,087,137
Regency Energy Partners LP	1,809,342	46,789,584
Targa Resources Partners LP	1,102,453	39,247,327
Western Gas Partners LP	662,600	23,548,804
Williams Partners LP	1,090,508	59,083,723

		277,790,998

Natural Gas Pipelines (34.29%)
Boardwalk Pipeline Partners LP	1,104,034	32,061,147
Duncan Energy Partners LP	357,557	15,467,916
El Paso Pipeline Partners LP	1,647,415	57,247,671
Energy Transfer Partners LP	1,767,217	86,363,895
Enterprise Products Partners LP	2,753,389	118,973,939
ONEOK Partners LP	674,893	57,568,373
Spectra Energy Partners LP	520,706	16,568,865
TC Pipelines LP	551,196	26,330,633

		410,582,439

Petroleum Transportation (43.07%)
Buckeye Partners LP	1,198,287	77,361,409
Enbridge Energy Partners LP	1,892,164	56,897,371
Genesis Energy LP	555,616	15,146,092
Kinder Morgan Energy Partners LP	1,561,292	113,349,799
Magellan Midstream Partners LP	1,420,885	84,869,461
NuStar Energy LP	801,277	51,834,609
Plains All American Pipeline LP	1,343,597	85,990,208
Sunoco Logistics Partners LP	350,810	30,222,282

		515,671,231

Total Master Limited Partnerships Shares
(Cost $1,160,450,247)		1,224,145,875

Value

Total Investments (102.24%)
(Cost $1,160,450,247)	$1,224,145,875

Net Liabilities Less Other Assets (-2.24%)	(26,863,855)

Net Assets (100.00%)	$1,197,282,020

Common Abbreviations:
LLC - Limited Liability Company
LP - Limited Partnerships

See Notes to Financial Statements.

Assets:
Investments, at value	$1,224,145,875
Cash	1,203,929
Receivable for shares sold	1,591,880

Total Assets	1,226,941,684

Liabilities:
Payable for investments purchased	1,595,107
Deferred tax liability	27,273,080
Payable to advisor	791,477

Total Liabilities	29,659,664

Net Assets	$1,197,282,020

Net Assets Consist Of:
Paid-in capital	$1,156,489,690
Undistributed net investment loss, net of income taxes	(2,906,021)
Accumulated net realized gain on investments, net of income taxes	5,660,637
Net unrealized appreciation on investments, net of income taxes	38,037,714

Net Assets	$1,197,282,020

Investments, At Cost	$1,160,450,247
Pricing Of Shares
Net Assets	$1,197,282,020
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	74,657,293
Net Asset Value, offering and redemption price per share	$16.04

See Notes to Financial Statements.

Investment Income:
Distributions from master limited partnerships	$26,674,790
Less return of capital distributions	(26,674,790)

Total Investment Income	–

Expenses:
Investment advisory fee	3,808,363

Total Expenses	3,808,363

Net Investment Loss, before Income Taxes	(3,808,363)
Deferred tax benefit	1,428,136

Net Investment Loss	(2,380,227)

Realized and Unrealized Gain/(Loss):
Net realized gain on investments, before income taxes	10,615,245
Deferred tax expense	(3,980,717)

Net realized gain on investments	6,634,528

Net change in unrealized appreciation on investments, before income taxes	28,033,353
Deferred tax expense	(11,940,644)

Net change in unrealized appreciation on investments	16,092,709
Net Realized and Unrealized Gain	22,727,237

Net Increase in Net Assets from Operations	$20,347,010

See Notes to Financial Statements.

	For the Six Months Ended June 30, 2011 (Unaudited)	For the Period August 25, 2010 (Inception through December 31, 2010
Operations:
Net investment loss	$(2,380,227)	$(525,794)
Net realized gain/(loss) on investments	6,634,528	(973,891)
Net change in unrealized appreciation on investments	16,092,709	21,945,005

Net increase in net assets resulting from operations	20,347,010	20,445,320

Distributions To Shareholders:
Tax return of capital	(26,989,545)	(5,380,298)

Total distributions	(26,989,545)	(5,380,298)

Share Transactions:
Proceeds from sale of shares	646,316,331	596,401,556
Cost of shares redeemed	(53,858,354)	–

Net increase from share transactions	592,457,977	596,401,556

Net increase in net assets	585,815,442	611,466,578

Net Assets:
Beginning of period	611,466,578	–

End of period*	$1,197,282,020	$611,466,578

*Including undistributed net investment loss, net of income taxes of:	$(2,906,021)	$(525,794)

Other Information:
Share Transactions:
Beginning shares	38,100,000	–
Shares sold	39,957,293	38,100,000
Shares redeemed	(3,400,000)	–

Shares outstanding, end of period	74,657,293	38,100,000

See Notes to Financial Statements.

	For the Six Months Ended June 30, 2011 (Unaudited)		For the Period August 25, 2010 (Inception through December 31, 2010
Net Asset Value, Beginning of Period	$16.05		$15.00

Income From Operations:
Net investment loss(a)	(0.04)		(0.03)
Net realized and unrealized gain on investments	0.52		1.33
Total from Investment Operations	0.48		1.30

Less Distributions:
From tax return of capital	(0.49)		(0.25)
Total Distributions	(0.49)		(0.25)
Net Increase In Net Asset Value	(0.01)		1.05
Net Asset Value, End Of Period	$16.04		$16.05

Total Return(b)	3.01%		8.66%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$1,197,282		$611,467

Ratios To Average Net Assets:
Ratio of expenses (including net deferred tax expense) to average net assets	4.08	%(c)	13.56	%(c)(d)
Ratio of expenses (including deferred tax benefit) to average net assets	0.53	%(c)	0.52	%(c)
Ratio of expenses (excluding net deferred tax expense) to average net assets	0.85	%(c)	0.85	%(c)(d)
Ratio of expenses (excluding deferred tax benefit) to average net assets	0.85	%(c)	0.85	%(c)
Ratio of net investment loss (including deferred tax benefit) to average net assets	(0.53	%)(c)	(0.52	%)(c)
Ratio of net investment loss (excluding deferred tax benefit) to average net assets	(0.85	%)(c)	(0.85	%)(c)
Portfolio Turnover Rate(e)	8%		12%

(a)	Calculated using average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period, and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Unaudited.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

1. Organization

The ALPS ETF Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2011, the Trust consists of nine separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF (the “Fund”), which commenced investment operations on August 24, 2010 and began trading on the exchange on August 25, 2010. The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance (before the Fund’s fees and expenses) of its underlying index, the Alerian MLP Infrastructure Index (the “Index”).

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

B. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

The Fund intends to declare and make quarterly distributions, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the period ended June 30, 2011, the Fund distributed $26,989,545, which was characterized as return of capital from MLP distributions received.

The Fund also expects that a portion of the distributions it receives from MLPs may be treated as a tax deferred return of capital, thus reducing the Fund’s current tax liability. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

E. Federal Income Taxation

The Fund is taxed as a regular C-corporation for federal income tax purposes. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

3. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of December 31, 2010, are as follows:

Deferred tax assets:
Loss carryforwards	$937,415

Less Deferred tax liabilities:
Unrealized gain on investment securities	$(13,717,270)
Net Deferred tax liability	$(12,779,855)

The Fund has elected a November 30 year-end for income tax purposes. The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Net Operating Loss	Amount	Expiration
Year ended November 30, 2010	$482,711	November 30, 2030
For the month ended December 31, 2010	353,591	November 30, 2031
Total for year ended December 31, 2010	$836,302

Capital Loss	Amount	Expiration
Year ended November 30, 2010	$0	—
For the month ended December 31, 2010	62,857	November 30, 2016
Total for year ended December 31, 2010	$62,857

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2015. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment and realized and unrealized gains/(losses) on investments before taxes for the period August 25, 2010 (inception date) to December 31, 2010, as follows:

Application of statutory income tax rate	$11,628,811
State income taxes (net of federal benefit)	1,151,044
Total tax expense	$12,779,855

As of December 31, 2010, the gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross Appreciation	$34,573,293
Gross Depreciation	(448,944)
Net unrealized appreciation	$34,124,349
Cost basis of investments	$590,516,205

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale adjustments.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax period ended November 30, 2010 remains subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states and other local jurisdictions. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

E. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	unadjusted quoted prices in active markets for identical investments
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Master Limited Partnerships Shares	$1,224,145,875	$—	$—	$1,224,145,875
TOTAL	$1,224,145,875	$—	$—	$1,224,145,875

*	For detailed descriptions of sectors, see the accompanying Schedule of Investments.

For the period ended June 30, 2011, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

4. Investment Advisory Fee and Other Affiliated Transactions

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.85% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fee of the Index Provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, other than taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation not incurred in the ordinary course of the Fund’s business.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500, $1,500 for each regularly scheduled Board meeting attended and $750 for each special meeting held outside of regularly scheduled meetings.

5. Purchases and Sales of Securities

For the period ended June 30, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Purchases	Sales
$71,271,160	$104,529,833

For the period ended June 30, 2011, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$646,423,388	$25,633,201

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

6. Capital Share Transactions

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

7. Master Limited Partnerships

MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an

MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

8. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Subsequent Events

Prior to June 30, 2011 Arrow Investment Advisors, LLC acted as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser. According to this agreement, the Investment Adviser paid the sub-adviser on a monthly basis, an annual rate of 0.08% of average net assets up to $500 million, 0.05% of average net assets from $500 million to $1 billion and 0.03% of average net assets over $1 billion, subject to an annual minimum of $40,000. Effective July 1, 2011, the sub-advisory agreement was terminated and all responsibilities were assumed by the Investment Adviser.

On July 19, 2011, ALPS Holdings, Inc. (“ALPS”) and its various subsidiaries (including ALPS Advisors, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc.), entered into a merger agreement (“Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. Completion of the Transaction is subject to a number of conditions, including without limitation obtaining regulatory approval and the consent to the Transaction by a certain percentage of ALPS’ clients representing a specified percentage of the annualized revenue of ALPS and its subsidiaries. ALPS and DST currently expect to complete the Transaction in the fourth quarter of 2011.

Proxy Voting Policies And Procedures

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsetfs.com.

Portfolio Holdings

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsetfs.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-732-0330.

At an in-person meeting held on June 27, 2011, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Investment Adviser”) with respect to Alerian MLP ETF (the “Fund”).

In evaluating the Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but includes the principal matters it considered. The Board considered whether renewal of the Advisory Agreement would be in the best interests of the Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement; (ii) the investment performance of the Fund; (iii) the expenses borne by the Fund under the unitary fee arrangement of the Advisory Agreement; (iv) the estimated profitability of the Investment Adviser and its affiliates from their relationship with the Fund; (v) potential fall-out benefits to the Investment Adviser from its relationship with the Fund; and (vi) other general information about the Investment Adviser and its affiliates. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services to be provided by the Investment Adviser, including the functions performed by the Investment Adviser for the Fund, information describing the Investment Adviser’s organization and the background and experience of the persons responsible for the day-to-day management of the Fund. The Trustees reviewed financial information regarding the Investment Adviser and its parent company. The Board considered that the Fund would be managed by senior personnel at the Investment Adviser. In that regard, the Board considered the history of care and conscientiousness in supervising the management of the Fund provided by such personnel. The Board also considered the compliance records of the Investment Adviser. Finally, the Board considered its and the Fund’s association with the current personnel employed by the Investment Adviser.

The Board concluded that the nature and extent of the services to be provided by the Investment Adviser to the Fund were appropriate, that the quality of the service was satisfactory, and that the Fund was likely to benefit from services provided under the Advisory Agreement. The Board also concluded that the Investment Adviser would have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively. The Board also concluded that the Investment Adviser had demonstrated a continuing ability to attract and retain well-qualified personnel.

Investment Performance

The Board also reviewed investment performance information of the Fund compared to that of a peer group and its benchmark index. The Board evaluated the correlation and tracking error between the underlying index and the Fund.

Costs of the Services to be Provided to the Fund

The Board noted that the advisory fee paid to the Investment Adviser by the Fund was a unitary fee pursuant to which the Investment Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, advisory, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board reviewed comparative fee information for the Fund, including information about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board considered the fact that the Fund’s fees were generally comparable to the fees charged to similar funds. The Board concluded that the unitary fee payable by the Fund to the Investment Adviser was reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

Projected Profitability and Costs of Services to the Investment Adviser

The Board reviewed reports of the financial position of the Investment Adviser and its parent company. The Board considered the estimated profitability of the overall relationship between the Investment Adviser and its affiliates and the Fund. The Board noted that since the Fund was subject to a unitary fee arrangement with the Investment Adviser pursuant to the Advisory Agreement, there were no other fees payable to other affiliates for non-advisory services, and concluded that the estimated profitability of the Investment Adviser and its affiliates was reasonable in relation to the services to be provided, and to the costs of providing services to the Fund. The Board acknowledged the Investment Adviser’s well-established stand-alone management relationships independent of the Fund and the regulatory and entrepreneurial risks it assumed in connection with the management of the Fund.

Fall-Out Benefits

The Board also considered any potential “fall-out” benefits that the Investment Adviser might receive because of its relationship with the Fund and concluded that there were no such benefits.

Economies of Scale

The Board reviewed the Fund’s assets under management, and noted that because of the Fund’s unitary fee arrangement, consideration of economies of scale was not a relevant factor to the Fund.

Conclusion

Based on its evaluation, the Board unanimously concluded that the terms of the Advisory Agreement continued to be reasonable, fair and in the best interests of the Fund and its shareholders.

This report has been prepared for Alerian MLP ETF shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Distributors, Inc., distributor for the Alerian MLP ETF.

ALR000169 2/28/12

Item 2.	Code of Ethics.

  Not Applicable to this Report.

Item 3.	Audit Committee Financial Expert.

  Not Applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

  Not Applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

  Not applicable to Registrant.

Item 6.	Investments.

  (a) Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this

  Form N-CSR.

  (b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

  Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter (Principal Executive Officer)
President

Date:	September 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter (Principal Executive Officer)
President

Date:	September 1, 2011

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	September 1, 2011